                                                                   Exhibit 10.19


                                Credit Agreement

                            Dated as of May 16, 2001

                                      among

                         Mission Resources Corporation,
                                  as Borrower,

                            The Chase Manhattan Bank,
                            as Administrative Agent,

                                  BNP Paribas,
                              as Syndication Agent,

                            First Union National Bank
                                       and
                              Fleet National Bank,
                           as Co-Documentation Agents,

                                       and

                          The Lenders Signatory Hereto



                                  Co-Arrangers

JP Morgan, a Division of
   Chase Securities Inc.              and                           BNP Paribas

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I         Definitions and Accounting Matters........................................................      2
---------         ----------------------------------
   Section 1.01         Terms Defined Above.................................................................      2
   ------------         -------------------
   Section 1.02         Certain Defined Terms...............................................................      2
   ------------         ---------------------
   Section 1.03         Accounting Terms and Determinations.................................................     20
   ------------         -----------------------------------
   Section 1.04         Types of Loans......................................................................     20
   ------------         --------------
ARTICLE II           Commitments............................................................................     21
----------           -----------
   Section 2.01         Loans and Letters of Credit.........................................................     21
   ------------         ---------------------------
   Section 2.02         Borrowings, Continuations and Conversions, Letters of Credit........................     22
   ------------         ------------------------------------------------------------
   Section 2.03         Changes of Maximum Credit Amounts...................................................     24
   ------------         ----------------------------------
   Section 2.04         Fees................................................................................     24
   ------------         ----
   Section 2.05         Several Obligations.................................................................     25
   ------------         -------------------
   Section 2.06         Notes...............................................................................     25
   ------------         -----
   Section 2.07         Prepayments.........................................................................     25
   ------------         -----------
   Section 2.08         Borrowing Base......................................................................     27
   ------------         --------------
   Section 2.09         Assumption of Risks.................................................................     28
   ------------         -------------------
   Section 2.10         Obligation to Reimburse and to Prepay...............................................     29
   ------------         -------------------------------------
   Section 2.11         Lending Offices.....................................................................     31
   ------------         ---------------
ARTICLE III          Payments of Principal and Interest.....................................................     31
-----------          ----------------------------------
   Section 3.01         Repayment of Loans..................................................................     31
   ------------         ------------------
   Section 3.02         Interest............................................................................     31
   ------------         --------
ARTICLE IV           Payments; Pro Rata Treatment; Computations; Etc........................................     32
----------           ------------------------------------------------
   Section 4.01         Payments............................................................................     32
   ------------         --------
   Section 4.02         Pro Rata Treatment..................................................................     32
   ------------         ------------------
   Section 4.03         Computations........................................................................     33
   ------------         ------------
   Section 4.04         Non-receipt of Funds by the Administrative Agent....................................     33
   ------------         ------------------------------------------------
   Section 4.05         Set-off, Sharing of Payments, Etc...................................................     33
   ------------         ----------------------------------
   Section 4.06         Taxes...............................................................................     34
   ------------         ------
   Section 4.07         Disposition of Proceeds.............................................................     37
   ------------         -----------------------
ARTICLE V            Additional Costs and Capital Adequacy..................................................     37
---------            -------------------------------------
   Section 5.01         Additional Costs....................................................................     37
   ------------         ----------------
   Section 5.02         Limitation on Eurodollar Loans......................................................     39
   ------------         ------------------------------
   Section 5.03         Illegality..........................................................................     39
   ------------         ----------
   Section 5.04         Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03............................     39
   ------------         --------------------------------------------------------
   Section 5.05         Compensation........................................................................     40
   ------------         ------------
   Section 5.06         Replacement Lenders.................................................................     40
   ------------         -------------------
   Section 5.07         Time Limit; Etc.....................................................................     41
   ------------         ----------------
ARTICLE VI           Conditions Precedent...................................................................     41
----------           --------------------
   Section 6.01         Initial Funding.....................................................................     41
   ------------         ---------------
   Section 6.02         Initial and Subsequent Loans and Letters of Credit..................................     44
   ------------         --------------------------------------------------
ARTICLE VII           Representations and Warranties........................................................     44
-----------          -------------------------------
   Section 7.01         Existence...........................................................................     44
   ------------         ---------
   Section 7.02         Financial Condition.................................................................     45
   ------------         -------------------
   Section 7.03         Litigation..........................................................................     46
   ------------         ----------

   Section 7.04         No Breach...........................................................................     46
   ------------         ---------
   Section 7.05         Authority; Enforceability...........................................................     46
   ------------         -------------------------
   Section 7.06         Approvals...........................................................................     46
   ------------         ---------
   Section 7.07         Use of Loans and Letters of Credit..................................................     47
   ------------         ----------------------------------
   Section 7.08         ERISA...............................................................................     47
   ------------         -----
   Section 7.09         Taxes...............................................................................     48
   ------------         -----
   Section 7.10         Titles, etc.........................................................................     48
   ------------         ------------
   Section 7.11         No Material Misstatements...........................................................     49
   ------------         -------------------------
   Section 7.12         Investment Company Act..............................................................     49
   ------------         ----------------------
   Section 7.13         Public Utility Holding Company Act..................................................     49
   ------------         ----------------------------------
   Section 7.14         Subsidiaries........................................................................     49
   ------------         ------------
   Section 7.15         Location of Business and Offices....................................................     49
   ------------         --------------------------------
   Section 7.16         Defaults............................................................................     50
   ------------         --------
   Section 7.17         Environmental Matters...............................................................     50
   ------------         ---------------------
   Section 7.18         Compliance with the Law; Maintenance of Properties..................................     51
   ------------         --------------------------------------------------
   Section 7.19         Insurance...........................................................................     51
   ------------         ---------
   Section 7.20         Hedging Agreements..................................................................     51
   ------------         ------------------
   Section 7.21         Restriction on Liens................................................................     52
   ------------         --------------------
   Section 7.22         Intellectual Property...............................................................     52
   ------------         ---------------------
   Section 7.23         Gas Imbalances......................................................................     52
   ------------         --------------
   Section 7.24         Merger..............................................................................     52
   ------------         ------
   Section 7.25         Marketing of Production.............................................................     52
   ------------         -----------------------
   Section 7.26         Material Personal Property..........................................................     53
   ------------         --------------------------
   Section 7.27         Specified Senior Indebtedness.......................................................     53
   ------------         -----------------------------
ARTICLE VIII            Affirmative Covenants...............................................................     53
------------            ---------------------
   Section 8.01         Reporting Requirements..............................................................     53
   ------------         ----------------------
   Section 8.02         Litigation..........................................................................     56
   ------------         ----------
   Section 8.03         Maintenance, Compliance with Laws, Taxes, Inspections, Insurance, Etc...............     56
   ------------         ----------------------------------------------------------------------
   Section 8.04         Environmental Matters...............................................................     57
   ------------         ---------------------
   Section 8.05         Further Assurances..................................................................     58
   ------------         ------------------
   Section 8.06         Performance of Obligations..........................................................     58
   ------------         --------------------------
   Section 8.07         Reserve Reports.....................................................................     58
   ------------         ---------------
   Section 8.08         Title Information...................................................................     59
   ------------         -----------------
   Section 8.09         Additional Collateral; Additional Guarantors........................................     60
   ------------         --------------------------------------------
   Section 8.10         ERISA Information and Compliance....................................................     61
   ------------         --------------------------------
   Section 8.11         Hedging Agreements..................................................................     61
   ------------         ------------------
   Section 8.12         Unrestricted Subsidiaries...........................................................     62
   ------------         -------------------------
ARTICLE IX           Negative Covenants.....................................................................     62
----------           ------------------
   Section 9.01         Financial Covenants.................................................................     62
   ------------         -------------------
   Section 9.02         Debt................................................................................     62
   ------------         ----
   Section 9.03         Liens...............................................................................     63
   ------------         -----
   Section 9.04         Dividends, Distributions and Redemptions; Repayment of Senior Subordinated Notes....     64
   ------------         --------------------------------------------------------------------------------
   Section 9.05         Investments, Loans and Advances.....................................................     65
   ------------         -------------------------------
   Section 9.06         Designation and Conversion of Restricted and Unrestricted Subsidiaries;
   ------------         -----------------------------------------------------------------------
   Debt of Unrestricted Subsidiaries .......................................................................     66
   ---------------------------------

   Section 9.07         Nature of Business; International Operations........................................     67
   ------------         --------------------------------------------
   Section 9.08         Limitation on Leases................................................................     67
   ------------         --------------------
   Section 9.09         Proceeds of Notes...................................................................     67
   ------------         -----------------
   Section 9.10         ERISA Compliance....................................................................     68
   ------------         ----------------
   Section 9.11         Sale or Discount of Receivables.....................................................     69
   ------------         -------------------------------
   Section 9.12         Mergers, Etc........................................................................     69
   ------------         -------------
   Section 9.13         Sale of Oil and Gas Properties......................................................     69
   ------------         ------------------------------
   Section 9.14         Environmental Matters...............................................................     70
   ------------         ---------------------
   Section 9.15         Transactions with Affiliates........................................................     70
   ------------         ----------------------------
   Section 9.16         Subsidiaries........................................................................     70
   ------------         ------------
   Section 9.17         Negative Pledge Agreements..........................................................     70
   ------------         --------------------------
   Section 9.18         Gas Imbalances, Take-or-Pay or Other Prepayments....................................     71
   ------------         ------------------------------------------------
   Section 9.19         Merger Documents; Coral Agreement...................................................     71
   ------------         ---------------------------------
   Section 9.20         Hedging Agreements..................................................................     71
   ------------         ------------------
ARTICLE X            Events of Default; Remedies............................................................     71
---------            ---------------------------
   Section 10.01        Events of Default...................................................................     71
   -------------        -----------------
   Section 10.02        Remedies............................................................................     73
   -------------        --------
ARTICLE XI           The Agents.............................................................................     74
----------           ----------
   Section 11.01        Appointment, Powers and Immunities..................................................     74
   -------------        ----------------------------------
   Section 11.02        Reliance by Administrative Agent....................................................     75
   -------------        --------------------------------
   Section 11.03        Defaults............................................................................     75
   -------------        --------
   Section 11.04        Rights as a Lender..................................................................     75
   -------------        ------------------
   Section 11.05        INDEMNIFICATION.....................................................................     75
   -------------        ---------------
   Section 11.06        Non-Reliance on the Agents, Arrangers and other Lenders.............................     76
   -------------        -------------------------------------------------------
   Section 11.07        Action by Administrative Agent......................................................     76
   -------------        ------------------------------
   Section 11.08        Resignation or Removal of Agent.....................................................     77
   -------------        -------------------------------
   Section 11.09        Authority of Administrative Agent to Release Liens..................................     77
   -------------        --------------------------------------------------
   Section 11.10        Arrangers, the Syndication Agent and Documentation Agent............................     77
   -------------        --------------------------------------------------------
ARTICLE XII          Miscellaneous..........................................................................     77
-----------          -------------
   Section 12.01        Waiver..............................................................................     78
   -------------        ------
   Section 12.02        Notices.............................................................................     78
   -------------        -------
   Section 12.03        Payment of Expenses, Indemnities, etc...............................................     78
   -------------        --------------------------------------
   Section 12.04        Amendments, Etc.....................................................................     81
   -------------        ----------------
   Section 12.05        Successors and Assigns..............................................................     81
   -------------        ----------------------
   Section 12.06        Assignments and Participations......................................................     81
   -------------        ------------------------------
   Section 12.07        Invalidity..........................................................................     83
   -------------        ----------
   Section 12.08        Counterparts........................................................................     83
   -------------        ------------
   Section 12.09        References..........................................................................     83
   -------------        ----------
   Section 12.10        Survival............................................................................     83
   -------------        --------
   Section 12.11        Captions............................................................................     83
   -------------        --------
   Section 12.12        NO ORAL AGREEMENTS..................................................................     83
   -------------        ------------------
   Section 12.13        GOVERNING LAW; SUBMISSION TO JURISDICTION...........................................     84
   -------------        -----------------------------------------
   Section 12.14        Interest............................................................................     85
   -------------        --------
   Section 12.15        Confidentiality.....................................................................     86
   -------------        ---------------
   Section 12.16        EXCULPATION PROVISIONS..............................................................     86
   -------------        ----------------------
   Section 12.17        Existing Credit Facilities..........................................................     87
   -------------        --------------------------

   Section 12.18        Specified Senior Indebtedness.......................................................     87
   -------------        -----------------------------

Annex I           List of Maximum Credit Amounts
Annex II          Prior Bargo Mortgages
Annex III         Prior Bellwether Mortgages

Exhibit A-1       Form of Additional Lender Certificate
Exhibit A-2       Form of Note
Exhibit B         Form of Borrowing, Continuation and Conversion Request
Exhibit C         Form of Compliance Certificate
Exhibit D-1       Form of Legal Opinion of Roland Sledge, General Counsel to the
                  Borrower
Exhibit D-2       Form of Legal Opinion of Haynes and Boone, LLP
Exhibit D-3       Form of Legal Opinion of Local Counsel
Exhibit E-1       Security Instruments
Exhibit E-2       Form of Guaranty Agreement
Exhibit F         Form of Assignment Agreement

Schedule 1.01     Approved Counterparties
Schedule 7.03     Litigation
Schedule 7.14     Subsidiaries and Partnerships; Unrestricted Subsidiaries
Schedule 7.20     Hedging Agreements
Schedule 7.23     Gas Imbalances
Schedule 7.25     Marketing Contracts
Schedule 9.03     Liens
Schedule 9.05     Investments
Schedule 9.07     Other Business Activities

     THIS CREDIT AGREEMENT dated as of May 16, 2001, is among: MISSION RESOURCES CORPORATION, a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the Lenders from time to time signatory
 --------
hereto; THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as
                                                               -----
administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); BNP PARIBAS (in its
                                  --------------------
individual capacity, "BNP"), as syndication agent for the Lenders (in such
                      ---
capacity, together with its successors in such capacity, the "Syndication
                                                              -----------
Agent"); and FIRST UNION NATIONAL BANK (in its individual capacity, "First
-----                                                                -----
Union") and FLEET NATIONAL BANK (in its individual capacity, "Fleet"), as
-----                                                         -----
co-documentation agents for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agents").
                                  --------------------

                                 R E C I T A L S
                                 ---------------

     A. Bargo Energy Company, a Texas corporation ("Bargo"), Chase (as
                                                    -----
successor by merger to the Chase Bank of Texas, National Association), as administrative agent, and others as agents and lenders are party to that certain Credit Agreement dated as of March 31, 2000 (the "Prior Bargo Credit
                                                  ------------------
Agreement").
---------

     B. Bargo and each of the "Grantors" (as defined therein) entered into that certain Guarantee and Collateral Agreement dated as of March 31, 2000, in favor of Chase (as successor by merger to the Chase Bank of Texas, National Association) (the "Prior Bargo Guarantee Agreement") to secure, inter alia, the
                   -------------------------------
obligations of Bargo under the Prior Bargo Credit Agreement.

     C. The wholly-owned subsidiaries of Bargo, Future Cal-Tex Corp. and Bargo Petroleum Corporation, entered into those certain mortgages dated as of March 31, 2000, in favor of Chase (as successor by merger to Chase Bank of Texas, National Association), as administrative agent, which have been recorded in the jurisdictions as described in Annex II (the "Prior Bargo Mortgages") to
                                             ---------------------
secure, inter alia, the obligations of Bargo under the Prior Bargo Credit Agreement.

     D. The Borrower (formally known as Bellwether Exploration Company, a Delaware corporation), the guarantors party thereto, Morgan Guaranty Trust Company of New York ("Morgan"), as administrative agent, and Chase, as
                      ------
documentation agent, and others as agents and lenders are party to that certain Credit Agreement dated as of April 27, 1997 (as amended and restated, the "Prior
                                                                           -----
Bellwether Credit Agreement"), and the guarantors party thereto entered into the
---------------------------
Prior Bellwether Credit Agreement to secure, inter alia, the obligations of the Borrower thereunder.

     E. The Borrower and the "Obligors" (as defined in the Prior Bellwether Credit Agreement) entered into those certain "Required Security Documents" (as defined in the Prior Bellwether Credit Agreement) effective as of June 18, 1999, January 1, 2000 or October 31, 2000, in favor of Morgan, as administrative agent, which have been recorded in the jurisdictions as described in Annex III (as amended, the "Prior Bellwether Mortgages") to secure, inter alia, the
                  --------------------------
obligations of the Borrower under the Prior Bellwether Credit Agreement.

     F. Bargo and the Borrower entered into that certain Agreement and Plan of Merger dated as of January 24, 2001, pursuant to which, inter alia, Bargo merged with and into the Borrower with the Borrower thereafter changing its name to "Mission Resources Corporation."

     G. The obligations and indebtedness of Bargo, inter alia, under the Prior Bargo Credit Agreement and the liens and security interests securing such obligations and indebtedness under the Prior Bargo Mortgages and the obligations and indebtedness of Bellwether, inter alia, under the Prior Bellwether Credit Agreement and the liens and security interests securing such obligations and indebtedness under the Prior Bellwether Mortgages have been, in each case, assigned to the Administrative Agent and the Lenders pursuant to one or more Assignments of Notes and Liens dated as of even date herewith.

     H. The Borrower has requested and the Administrative Agent and the Lenders have agreed to consolidate, amend and restate the Prior Bargo Credit Agreement and the Prior Bellwether Credit Agreement and to refinance, rearrange and extend the obligations and indebtedness outstanding thereunder and to provide certain additional loans to and extensions of credit on behalf of the Borrower, all subject to the terms and conditions of this Agreement.

     I. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                    ARTICLE I
                       Definitions and Accounting Matters

     Section 1.01 Terms Defined Above. As used in this Agreement, each term
                  -------------------
defined above shall have the meaning indicated above.

     Section 1.02 Certain Defined Terms. As used herein, the following terms
                  ---------------------
shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "Additional Costs" shall have the meaning assigned such term in Section
      ----------------
5.01(a).

     "Additional Lender Certificate" shall have the meaning assigned to such
      -----------------------------
term in Section 2.01(d) in the form of Exhibit A-1.

     "Affected Loans" shall have the meaning assigned such term in Section
      --------------
5.04.

     "Affiliate" of any Person shall mean (i) any Person directly or
      ---------
indirectly controlled by, controlling or under common control with such first Person, (ii) any director or executive officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person that owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

     "Agents" shall mean collectively the Administrative Agent, the
      ------
Syndication Agent and the Documentation Agents; and "Agent" shall mean either the Administrative Agent, the Syndication Agent or the Documentation Agents, as the context requires.

     "Aggregate Commitments" at any time shall equal the sum of the
      ---------------------
Commitments.

     "Aggregate Maximum Credit Amounts" at any time shall equal the sum of
      --------------------------------
the Maximum Credit Amounts of the Lenders, as the same may be reduced pursuant to Section 2.03(b).

     "Agreement" shall mean this Credit Agreement, as the same may from time
      ---------
to time be amended, supplemented or restated.

     "Applicable Lending Office" shall mean, for each Lender and for each
      -------------------------
Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Margin" shall mean the following rate per annum as
      -----------------
applicable based on the Borrowing Base Utilization Percentage in effect from time to time and the Senior Secured Debt Rating of the Borrower:

     (i) at times when the Borrower's Senior Secured Debt Rating is both BB+ and Ba1 or higher:

     --------------------------------------------------------------------------
                                            Borrowing Base Utilization Grid 3
     --------------------------------------------------------------------------
                                             *60%          **60%          **90%
                                                            *90%
     --------------------------------------------------------------------------
     Eurodollar Margin                      1.50%          1.75%          2.00%
     --------------------------------------------------------------------------
     ABR Margin                             0.00%          0.25%          0.50%
     --------------------------------------------------------------------------
     Commitment Fee Rate                   0.375%         0.375%         0.375%
     --------------------------------------------------------------------------

     (ii) at times when the Borrower's Senior Secured Debt Rating is both BB and Ba2:

-------------------------------------------------------------------------------
                                       Borrowing Base Utilization Grid 2
-------------------------------------------------------------------------------
                                  *25%          **25%          **60%      **90%
                                                 *60%           *90%
-------------------------------------------------------------------------------
 Eurodollar Margin               1.50%          1.75%          2.00%      2.25%
-------------------------------------------------------------------------------
 ABR Margin                      0.00%          0.25%          0.50%      0.75%
-------------------------------------------------------------------------------
 Commitment Fee Rate            0.375%         0.375%         0.375%     0.375%
-------------------------------------------------------------------------------

* Less than
** Greater than or equal to

     (iii) subject to clause (d) below, at times when the Borrower's Senior Secured Debt Rating is lower than BB or lower than Ba2, or not rated by one or both of S&P or Moody's:

--------------------------------------------------------------------------------
                                         Borrowing Base Utilization Grid 1
--------------------------------------------------------------------------------
                                    *25%         **25%          **60%      **90%
                                                  *60%           *90%
--------------------------------------------------------------------------------
 Eurodollar Margin                 1.75%         2.00%          2.25%      2.50%
--------------------------------------------------------------------------------
 ABR Margin                        0.25%         0.50%          0.75%      1.00%
--------------------------------------------------------------------------------
 Commitment Fee Rate               0.50%         0.50%          0.50%      0.50%
--------------------------------------------------------------------------------

* Less than
** Greater than or equal to

     (iv)  If the Borrower's Senior Secured Debt Rating is split such that it is
(i) BB+ or Ba1 or higher and (ii) less than or equal to BB or Ba2 (or there is no second rating), then Grid 2 shall apply.

     (v) Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization Percentage or a change in the Borrower's Senior Secured Debt Rating shall take effect at the time of such change, provided, however, that if at any time, the Borrower fails to deliver a Reserve Report pursuant to Section 8.07(a) within 30 days after the date required for such delivery thereunder, then the "Applicable Margin" shall mean the rate per annum set forth on the then applicable grid when the Borrowing Base Utilization Percentage is greater than or equal to 90%.

     (vi) Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change to the Applicable Margin. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.

     "Approved Counterparty" shall mean: (i) any Lender or any Affiliate of
      ---------------------
a Lender, (ii) any other Person whose long term senior unsecured debt rating is A/A2 by S&P or Moody's (or their equivalent) or higher and (iii) with regard to Hedging Agreements in respect of commodities and subject to the conditions set forth therein, any other Person listed on Schedule 1.01.

     "Approved Petroleum Engineers" shall mean (i) T.J. Smith & Company,
      ----------------------------
(ii) Miller & Lents, Ltd., (iii) Netherland, Sewell & Associates, Inc., (iv) Ryder Scott Company Petroleum Consultants, L.P., (v) Williamson Petroleum Consultants, Inc., and (vi) any other independent petroleum engineers reasonably acceptable to the Administrative Agent.

     "Arrangers" shall mean Chase Securities Inc. and BNP Paribas, in their
      ---------
capacity as arrangers.

     "Assignment" shall have the meaning assigned such term in Section
      ----------
12.06(b).

     "Base Rate" shall mean, with respect to any Base Rate Loan, for any day,
      ---------
the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% or (ii) the Prime Rate determined by the Administrative Agent from time to time. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

     "Base Rate Loans" shall mean Loans that bear interest at rates based upon
      ---------------
the Base Rate.

     "Borrowing Base" shall mean at any time an amount equal to the amount
      --------------
determined in accordance with Section 2.08.

     "Borrowing Base Utilization Percentage" shall mean, as of any day, the
      -------------------------------------
fraction expressed as a percentage, the numerator of which is the balance of all Loans and the LC Exposure outstanding on such day, and the denominator of which is the Borrowing Base in effect on such day.

     "Business Day" shall mean any day other than a Saturday or Sunday or any
      ------------
other day on which commercial banks are authorized or required to close in Houston, Texas; and if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Capital Leases" shall mean, in respect of any Person, all leases which
      --------------
shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of Person liable (whether contingent or otherwise) for the payment of rent thereunder.

     "Casualty Event" shall mean any loss, casualty or other insured damage to,
      --------------
or any taking under power of eminent domain or by condemnation or similar proceeding of, any Property or asset of the Borrower or any of its Restricted Subsidiaries having a fair market value in excess of $1,000,000.

     "Closing Date" shall mean the date of this Agreement.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time and any successor statute.

     "Commitment" shall mean, for any Lender, its obligation to (i) make Loans
      ----------
up to the lesser of such Lender's Maximum Credit Amount or such Lender's Percentage Share of the then effective Borrowing Base and (ii) participate in the issuance of Letters of Credit as provided in Section 2.01(b).

     "Commitment Fee Rate" shall have the meaning set forth in the definition of
      -------------------
"Applicable Margin."

     "Consolidated Net Income" shall mean with respect to the Borrower and its
      -----------------------
Consolidated Restricted Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and its Consolidated Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any Person in which the Borrower or any Consolidated Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and its Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to the Borrower or to a Consolidated Restricted Subsidiary, as the case may be; (ii) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (iii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses during such period, including gains or losses attributable to Property sales not in the ordinary course of business, it being acknowledged and agreed that sales of Oil and Gas Properties or interests therein are in the ordinary course of the Borrower's business; and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or writedowns of assets; and provided further that if the Borrower or any Consolidated Restricted Subsidiary shall acquire or dispose of any Property during such period or a Subsidiary shall be redesignated as either an Unrestricted Subsidiary or a Restricted Subsidiary, then Consolidated Net Income shall be calculated after giving pro forma effect to such acquisition, disposition or redesignation, as if such acquisition, disposition or redesignation had occurred on the first day of such period.

     "Consolidated Subsidiaries" shall mean for any Person, each Subsidiary of
      -------------------------
such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

     "Consolidated Restricted Subsidiaries" shall mean any Restricted
      ------------------------------------
Subsidiaries that are Consolidated Subsidiaries.

     "Consolidated Unrestricted Subsidiaries" shall mean any Unrestricted
      --------------------------------------
Subsidiaries that are Consolidated Subsidiaries.

     "Coral Agreement" shall mean that certain ISDA Master Agreement
      ---------------
(Multicurrency--Cross Border), dated as of June, 1992, between the Borrower and Coral Energy Holding L.P., together with that certain Credit Support Annex (Bilateral Form), and the following transactions: (i) Transaction No. 399447 dated as of February 16, 2000, and (ii) Transaction 399445 dated as of February 16, 2000.

     "Debt" shall mean, for any Person the sum of the following (without
      ----
duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments;
(ii) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under Capital Leases; (v) all obligations under Synthetic Leases;
(vi) all Debt (as described in the other clauses of this definition) of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (vii) all Debt (as described in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services including Hydrocarbons in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any Debt of a partnership for which such Person is liable either by agreement or because of a Governmental Requirement but only to the extent of such liability;
(xii) Disqualified Capital Stock and (xiii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment.

     "Default" shall mean an Event of Default or an event which with notice or
      -------
lapse of time or both would become an Event of Default.

     "Disqualified Capital Stock" shall mean any capital stock or other equity
      --------------------------
interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or its mandatorily redeemable for any consideration other than capital stock or other equity interests, pursuant to a sinking fund obligation or otherwise, is convertible or is exchangeable for Debt or redeemable for any consideration other than capital stock or other equity interests at the option of the holder thereof, in whole or in part on or prior to the date that is one year after the earlier of (a) the Termination Date or (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and the Commitments are terminated.

     "Dollars" and "$" shall mean lawful money of the United States of America.
      -------       -

     "Domestic Subsidiary" shall mean any Restricted Subsidiary that is
      -------------------
organized under the laws of the United States of America or any state thereof or the District of Columbia.

     "EBITDAX" shall mean, for any period, the sum of Consolidated Net Income
      -------
for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion, amortization, exploration expenses and other similar noncash charges, minus all noncash income added to Consolidated Net Income.

     "Eligible Assignee" shall mean a Person (A) which either: (a) is primarily
      -----------------
engaged in the business of commercial banking and is (i) a Lender, (ii) a Subsidiary of a Lender, (iii) a Subsidiary of a Person of which a Lender is a Subsidiary, (iv) a Person of which a Lender is a Subsidiary or (iv) a Lender Affiliate, or (b) is consented to as an Assignee by both the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld or delayed; provided that no consent of the Borrower shall be required if an Event of Default shall have occurred and be continuing and (B) which can make one of representations contained in Section 4.06(d)(i).

     "Engineering Reports" shall have the meaning assigned such term in Section
      -------------------
2.08(c).

     "Environmental Laws" shall mean any and all Governmental Requirements
      ------------------
pertaining to health or the environment in effect in any and all jurisdictions in which the Borrower or any Restricted Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Restricted Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Borrower or any Restricted Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time and any successor statute.

     "ERISA Affiliate" shall mean each trade or business (whether or not
      ---------------
incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

     "ERISA Event" shall mean (i) a "Reportable Event" described in Section 4043
      -----------
of ERISA and the regulations issued thereunder for which reporting has not been waived under such regulations, (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Eurodollar Loans" shall mean Loans the interest rates on which are
      ----------------
determined on the basis of rates referred to in the definition of "Eurodollar Rate".

     "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan, the rate
      ---------------
per annum (rounded upwards, if necessary, to the nearest 1/16 or 1/100 of 1%) quoted by the Administrative Agent at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of the Interest Period for such Loan for the offering by the Administrative Agent to leading lenders in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by the Administrative Agent for such Interest Period.

     "Event of Default" shall have the meaning assigned such term in Section
      ----------------
10.01.

     "Excepted Liens" shall mean: (i) Liens for taxes, assessments or other
      --------------
governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (ii) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, including lessee or operator obligations under statutes, governmental regulations or instruments related to the ownership, exploration and production of oil, gas and minerals on private, state, federal or foreign lands or waters, each of which is in respect of obligations that have not been outstanding more than ninety (90) days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) Liens which (A) arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and (B) are for claims which either are not delinquent or are being contested in good faith by appropriate proceedings and as to which the Borrower or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (v) Liens reserved in oil and gas mineral leases, or created by statute, to secure royalty, net profits interests, bonus payments, rental payments or other payments out of or with respect to the production, transportation or processing of Hydrocarbons, and compliance with the terms of such Hydrocarbon Interests, provided that such Liens secure claims which either not delinquent or are being contested in good faith by appropriate proceedings and as to which the Borrower or its Restricted Subsidiary shall have set aside on its books such reserves as may be required pursuant to GAAP; (vi) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that (A) no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System, and (B) no such deposit account is intended by Borrower or any of its Restricted Subsidiaries to provide collateral to the depository institution; (vii) all other non-consensual defects in title (which might otherwise constitute Liens) arising in the ordinary course of the Borrower's or such Restricted Subsidiary's business or incidental to the ownership of their respective Properties; provided that no such Liens shall secure the payment of Debt or shall, in the aggregate, materially detract from the value or marketability of the Property subject thereto or materially impair the use or operation thereof in the operation of the business of the Borrower or such Restricted Subsidiary; (viii) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Restricted Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any Property which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (ix) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business; and
(x) judgment Liens not giving rise to an Event of Default, provided that (A) any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and (B) no action to enforce such Lien has been commenced.

     "Existing Credit Facilities" shall mean each of the Prior Bargo Credit
      --------------------------
Agreement and Prior Bellwether Credit Agreement and the other agreements or instruments executed and delivered in connection with, or as security for the payment or performance of the obligations thereunder, as such agreements may be amended, supplemented or restated from time to time.

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded
      ------------------
upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent.

     "Financial Statements" shall mean the financial statement or statements of
      --------------------
the Borrower and its Consolidated Subsidiaries referred to in Section 7.02(c) giving pro forma effect to the Merger as of December 31, 2000.

     "Foreign Subsidiary" shall mean any Restricted Subsidiary that is organized
      ------------------
under the laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia.

     "Form W-8 BEN Certification" shall have the meaning assigned to such term
      --------------------------
in Section 4.06(d).

     "Form W-8 ECI Confirmation" shall have the meaning assigned to such term in
      -------------------------
Section 4.06(d).

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America as in effect on the Closing Date.

     "Governmental Authority" shall mean, in respect of any Person, the country,
      ----------------------
the state, county, city and political subdivisions in which such Person or such Person's Property is located or which exercises valid jurisdiction over such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Borrower, the Restricted Subsidiaries or any of their Property or the Administrative Agent, any Lender or any Applicable Lending Office.

     "Governmental Requirement" shall mean any law, statute, code, ordinance,
      ------------------------
order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

     "Guarantors" shall mean:
      ----------

          .    Bellwether International Incorporated, a Delaware corporation,

          .    Petrobell, Inc., a Delaware corporation,

          .    Pan American Energy Finance Corp., a Delaware corporation,

          .    Bargo Petroleum Corporation, a Texas corporation, and

          . each other Material Domestic Subsidiary that guarantees the Indebtedness pursuant to Section 8.09(b).

     "Guaranty Agreement" shall mean an agreement executed by the Guarantors in
      ------------------
substantially the form of Exhibit E-2 guarantying on a joint and several basis, unconditionally, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

     "Hedging Agreements" shall mean any commodity, interest rate or currency
      ------------------
swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

     "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum
      -------------------
nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "Hydrocarbon Interests" shall mean all rights, titles, interests and
      ---------------------
estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

     "Hydrocarbons" shall mean oil, gas, casinghead gas, drip gasoline, natural
      ------------
gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

     "Incumbent Board" shall have the meaning assigned to such term in Section
      ---------------
10.01(j).

     "Indebtedness" shall mean any and all amounts owing or to be owing by the
      ------------
Borrower or any Guarantor (i) to the Administrative Agent, the Issuing Bank and/or Lenders under any Loan Document; (ii) to any Lender or any Affiliate of a Lender under any Hedging Agreements entered into while such Person (or its Affiliate) was a Lender hereunder; and (iii) all renewals, extensions and/or rearrangements of any of the above.

     "Indemnified Parties" shall have the meaning assigned such term in Section
      -------------------
12.03(b).

     "Indemnity Matters" shall mean any and all actions, suits, proceedings
      -----------------
(including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

     "Initial Funding" shall mean the funding of the initial Loans or issuance
      ---------------
of the initial Letters of Credit pursuant to Section 6.01.

     "Initial Reserve Report" shall mean (i) the report of Ryder Scott Company
      ----------------------
Petroleum Consultants, L.P. dated as of March 21, 2001, (ii) the report of Netherland, Sewell and Associates, dated as of March 21, 2001 and (iii) the report of T. J. Smith & Company, Inc., dated as of February 14, 2001, in each case, with respect to the value of the Oil and Gas Properties of the Borrower (after giving effect to the Merger) and its Restricted Subsidiaries as of January 1, 2001.

     "Interest Expense" shall mean, for any period, the sum (determined without
      ----------------
duplication) of the aggregate amount of interest expense paid (or payable) in cash during such period on Debt of the Borrower and its Consolidated Restricted Subsidiaries (including the interest portion of payments under Capital Leases and Synthetic Leases).

     "Interest Period" shall mean, with respect to any Eurodollar Loan, the
      ---------------
period commencing on the date such Eurodollar Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.02, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

     Notwithstanding the foregoing: (i) no Interest Period for any Loan may commence before and end after the Termination Date; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and
(iii) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

     "Investment" shall mean, for any Person: (i) the acquisition (whether for
      ----------
cash, Property, services or securities or otherwise) of equity interests of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale), (ii) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business), or (iii) the entering into of any guarantee of, or other contingent obligation with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

     "Issuing Bank" shall mean Chase or any other Lender agreed to between the
      ------------
Borrower and the Administrative Agent to issue Letters of Credit.

     "LC Commitment" at any time shall mean Twenty Million Dollars
      -------------
($20,000,000).

     "LC Exposure" at any time shall mean (without duplication): (i) the
      -----------
aggregate face amount of all undrawn and uncancelled Letters of Credit and (ii) the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed.

     "Lender" shall mean each of the lenders that is a signatory hereto or which
      ------
becomes a signatory hereto as provided in Section 12.06.

     "Lender Affiliate" shall mean, (i) with respect to any Lender, (a) an
      ----------------
Affiliate of such Lender or (b) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (ii) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Letter of Credit Agreements" shall mean the written agreements with the
      ---------------------------
Issuing Bank executed in connection with the issuance by the Issuing Bank of the Letters of Credit, such agreements to be on the Issuing Bank's customary form for letters of credit of comparable amount and purpose as from time to time in effect or as otherwise agreed to by the Borrower and the Issuing Bank.

     "Letters of Credit" shall mean the letters of credit issued pursuant to
      -----------------
Section 2.01(b) and all reimbursement obligations pertaining to any such letters of credit, and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligations pertaining thereto.

     "Lien" shall mean any interest in Property securing an obligation owed to,
      ----
or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower and its Restricted Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

     "Loan Documents" shall mean this Agreement, the Notes, the Letter of Credit
      --------------
Agreements, the Letters of Credit and the Security Instruments.

     "Loans" shall mean Loans made pursuant to Section 2.01(a).
      -----

     "Majority Lenders" shall mean, at any time while no Loans are outstanding,
      ----------------
Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Maximum Credit Amounts; and at any time while Loans or Letters of Credit are outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans or participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

     "Material Adverse Effect" shall mean any material and adverse effect on (i)
      -----------------------
the assets, liabilities, financial condition, business, operations or affairs of the Borrower and its Restricted

Subsidiaries taken as a whole different from those reflected in the Financial Statements or from the facts represented or warranted in any Loan Document, (ii) the ability of the Borrower and its Restricted Subsidiaries taken as a whole to carry out their business as at the Closing Date or meet their obligations under the Loan Documents on a timely basis, in each case, exclusive of changes resulting solely from changes in the price of Hydrocarbons or (iii) the rights and remedies of the Lenders under the Loan Documents.

     "Material Domestic Subsidiary" shall mean, as of any date, any Domestic
      ----------------------------
Subsidiary (i) that is a Wholly-Owned Subsidiary and (ii) that, together with its Restricted Subsidiaries, owns assets having a fair market value of $1,000,000 or more.

     "Maximum Credit Amount" shall mean, as to each Lender, the amount set forth
      ---------------------
opposite such Lender's name on Annex I under the caption "Maximum Credit Amounts", as the same may be reduced pursuant to Section 2.03(b) or modified from time to time to reflect any assignments permitted by Section 12.06(b).

     "Merger" shall mean the merger of Bargo into the Borrower pursuant to the
      ------
Merger Documents.

     "Merger Documents" shall mean that certain Agreement and Plan of Merger
      ----------------
dated as of January 24, 2001, and all other agreements, instruments and documents executed in connection with the Merger.

     "Moody's" shall mean Moody's Investors Service, Inc. and any successors
      -------
thereto that is a nationally recognized rating agency.

     "Mortgaged Property" shall mean the Property owned by the Borrower or any
      ------------------
Guarantor and which is subject to the Liens existing and to exist under the terms of the Security Instruments.

     "Multiemployer Plan" shall mean a Plan defined as such in Section 3(37) or
      ------------------
4001(a)(3) of ERISA.

     "Non-Recourse Debt" shall mean any Debt of any Unrestricted Subsidiary, in
      -----------------
each case in respect of which (i) the holder or holders thereof (a) shall have recourse only to, and shall have the right to require the obligations of such Unrestricted Subsidiary to be performed, satisfied, and paid only out of, the assets and Property of such Unrestricted Subsidiary and/or one or more of its Subsidiaries (but only to the extent that such Subsidiaries are Unrestricted Subsidiaries) and/or any other Person (other than Borrower and/or any Restricted Subsidiary), and (b) shall have no direct or indirect recourse (including by way of guaranty or indemnity) to the Borrower or any Restricted Subsidiary or to any of the assets or Property of Borrower or any Restricted Subsidiary, whether for principal, interest, fees, expenses or otherwise and (ii) the terms and conditions relating to the non-recourse nature of such Debt are in form and substance reasonably acceptable to the Administrative Agent.

     "Notes" shall mean the promissory notes of the Borrower described in
      -----
Section 2.06 and being in the form of Exhibit A-2 hereto, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

     "Notice of Termination" shall have the meaning assigned to such term in
      ---------------------
Section 5.06(a).

     "Oil and Gas Properties" shall mean Hydrocarbon Interests; the Properties
      ----------------------
now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "Other Taxes" shall have the meaning assigned such term in Section 4.06(b).
      -----------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions.

     "Percentage Share" shall mean the percentage of the Aggregate Maximum
      ----------------
Credit Amounts to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments permitted by Section 12.06(b).

     "Permitted Refinancing Debt" shall mean Debt (for purposes of this
      --------------------------
definition, "new Debt") incurred in exchange for, or proceeds of which are used to refinance, all of the Senior Subordinated Notes; provided that (i) such new Debt is in an aggregate principal amount not in excess of the sum of (a) the aggregate principal amount then outstanding of the Senior Subordinated Notes (or, if the Senior Subordinated Notes are exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) and (b) an amount necessary to pay any fees and expenses, including premiums, related to such exchange or refinancing, (ii) such new Debt has a stated maturity no earlier than April, 2007, (iii) such new Debt does not require any mandatory prepayments or amortization of principal prior to April, 2007, (iv) such new Debt does not have a stated interest rate in excess of 10-7/8% per annum, (v) such new Debt does not contain any covenants which are more onerous to the Borrower and its Restricted Subsidiaries than those contained in the Senior Subordinated Indenture pursuant to which the Senior Subordinated Notes have been issued and
(vi) such new Debt (and any guarantees thereof) is subordinated in right of payment to the Indebtedness (or, if applicable, the Guaranty Agreement) to at least the same extent as the Senior Subordinated Notes and is subordinated on terms substantially similar to those contained in the Senior Subordinated Indenture for the Senior Subordinated Notes, including, without limitation, (1) in the event of a "Payment Event of Default" (as such term is defined in such Senior Subordinated Indenture) having a perpetual payment blockage period and
(2) in the event of a "Non-payment Event of Default" (as such term is defined in such Senior Subordinated Indenture) having a payment blockage period of not less than 179 days (provided that such new Debt may limit payment blockage periods to one every 360 days as currently contemplated by such Senior Subordinated Indenture).

     "Person" shall mean any individual, corporation, company, limited liability
      ------
company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

     "Plan" shall mean any employee pension benefit plan, as defined in Section
      ----
3(2) of ERISA, which is subject to Title IV of ERISA or which is intended to be qualified under Section 401(a) of the Code, excluding any such Plan which is a Multiemployer Plan, and which (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower or an ERISA Affiliate.

     "Post-Default Rate" shall mean, in respect of any principal of any Loan or
      -----------------
any other amount payable under this Agreement or any other Loan Document which is not paid when due, a rate per annum equal to 2% per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate.

     "Prime Rate" shall mean the rate of interest from time to time announced
      ----------
publicly by the Administrative Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

     "Principal Office" shall mean the principal office of the Administrative
      ----------------
Agent, presently located at 712 Main Street, Houston, Texas 77002 or such other location as designated by the Administrative Agent from time to time.

     "Property" shall mean any interest in any kind of property or asset,
      --------
whether real, personal or mixed, or tangible or intangible.

     "Quarterly Dates" shall mean the last day of each March, June, September
      ---------------
and December, in each year, the first of which shall be June 30, 2001; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

     "Redetermination Date" shall mean the date that the redetermined Borrowing
      --------------------
Base becomes effective subject to the notice requirements specified in Section 2.08(b) both for scheduled redeterminations and unscheduled redeterminations.

     "Regulation D" shall mean Regulation D of the Board of Governors of the
      ------------
Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

     "Regulatory Change" shall mean, with respect to any Lender, any change
      -----------------
after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

     "Replacement Lenders" shall have the meaning assigned to such term in
      -------------------
Section 5.06(b).

     "Required Lenders" shall mean, at any time while no Loans or Letters of
      ----------------
Credit are outstanding, Lenders having at least seventy-five percent (75%) of the Aggregate Maximum Credit Amounts; and at any time while Loans or Letters of Credit are outstanding, Lenders holding at least seventy-five percent (75%) of the outstanding aggregate principal amount of the Loans or participation interests in such Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

     "Required Payment" shall have the meaning assigned such term in Section
      ----------------
4.04.

     "Reserve Report" shall mean a report, in form and substance satisfactory to
      --------------
the Administrative Agent, setting forth, as of each January 1 or July 1 (or such other date in the event of an unscheduled redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time.

     "Responsible Officer" shall mean, as to any Person, the Chief Executive
      -------------------
Officer, the President, the Chief Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

     "Restricted Subsidiary" shall mean any Subsidiary of the Borrower that is
      ---------------------
not an Unrestricted Subsidiary.

     "Revolving Credit Period" shall mean the period from the Closing Date to
      -----------------------
and ending on the Termination Date.

     "Scheduled Redetermination Date" shall mean April 1st and October 1st of
      ------------------------------
each year on which the Borrowing Base is scheduled for redetermination under
Section 2.08, commencing October 1, 2001.

     "SEC" shall mean the Securities and Exchange Commission or any successor
      ---
Governmental Authority.

     "Security Instruments" shall mean the Guaranty Agreement, mortgages, deeds
      --------------------
of trust and other agreements or instruments described or referred to in Exhibit E-1, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person (other than Hedging Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, supplemented or restated from time to time.

     "Senior Secured Debt Rating" shall mean the rating given by S&P or Moody's
      --------------------------
for the Borrower's senior secured long-term debt that is not credit enhanced by any third party.

     "Senior Subordinated Indenture" shall mean (i) that certain Indenture dated
      -----------------------------
as of April 9, 1997, among the Borrower, as issuer, and the Subsidiary Guarantors (as defined therein) and Bank of Montreal Trust Company, as trustee, as supplemented and amended by that certain First Supplemental Indenture, dated as of April 9, 1997, pursuant to which the Senior Subordinated Notes are issued, and (ii) any indenture, note purchase agreement or other agreement pursuant to which any Permitted Refinancing Debt is issued, in each case, as hereafter amended or supplemented pursuant to Section 9.04(b).

     "Senior Subordinated Notes" shall mean the Borrower's 10-7/8% senior
      -------------------------
subordinated notes due April 2007, including any additional 10-7/8% senior subordinated notes due April 2007 permitted under Section 9.02(h).

     "S&P" shall mean Standard & Poor's Ratings Group, a division of
      ---
McGraw-Hill, Inc., and any successor thereto that is a nationally recognized rating agency.

     "Subsidiary" shall mean (i) any Person of which at least a majority of the
      ----------
outstanding shares of stock or other voting interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time stock of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and
(ii) any partnership of which the Borrower or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Synthetic Leases" shall mean, in respect of any Person, all leases which
      ----------------
shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 85% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

     "Taxes" shall have the meaning assigned such term in Section 4.06(a).
      -----

     "Terminated Lender" shall have the meaning assigned to such term in Section
      ----------------
5.06(a).

     "Termination Date" shall mean, unless the Commitments are sooner terminated
      ----------------
pursuant to Section 2.03(b) or Section 10.02, May 16, 2004.

     "Total Debt" shall mean, at any date, all Debt of the Borrower and its
      ----------
Consolidated Restricted Subsidiaries on a consolidated basis other than Debt described under clauses (ii), (iii), (vii), (viii) and (x) of the definition "Debt."

     "Type" shall have the meaning assigned such term in Section 1.04.
      ----

     "Unrestricted Subsidiary" shall mean any Subsidiary of Borrower that is not
      -----------------------
a Restricted Subsidiary or which Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.06. As of the Closing Date, the Unrestricted Subsidiaries are designated on Schedule
7.14 as such.

     "Unused Amount" shall mean the Aggregate Commitments minus the sum of the
      -------------
outstanding Loans and the LC Exposure.

     "Wholly-Owned Subsidiary" shall mean, as to the Borrower, any Restricted
      -----------------------
Subsidiary of which all of the outstanding shares of capital stock or other equity interests (other than any directors' qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or by the Borrower and one or more of the Wholly-Owned Subsidiaries.

     Section 1.03 Accounting Terms and Determinations. Unless otherwise
                  -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants).

     Section 1.04 Types of Loans. Loans hereunder are distinguished by "Type".
                  --------------
The "Type" of a Loan refers to the determination whether such Loan is a
     ----
Eurodollar Loan or a Base Rate Loan.

                                   ARTICLE II
                                   Commitments

     Section 2.01 Loans and Letters of Credit.
                  ---------------------------

     (a) Loans. Each Lender severally agrees, on the terms of this Agreement, to
         -----
make loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to but excluding, the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Lender's Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding together with the LC Exposure shall not exceed the Aggregate Commitments. Subject to the terms of this Agreement, during the Revolving Credit Period, the Borrower may borrow, repay and reborrow the amount of the Aggregate Commitments.

     (b) Letters of Credit. During the Revolving Credit Period, each Lender that
         -----------------
has agreed to act as an Issuing Bank agrees to extend credit for the account of the Borrower and its Restricted Subsidiaries at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided, however, that the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment or (ii) the Aggregate Commitments, as then in effect, minus the aggregate principal amount of all Loans then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Share of the Aggregate Maximum Credit Amounts. Each of the Letters of Credit shall (A) be issued by the Issuing Bank, (B) contain such terms and provisions as are reasonably required by the Issuing Bank, (C) be for the account of the Borrower or one of its Restricted Subsidiaries and (D) expire not later than the earlier of (1) one year from the date of issuance, renewal, extension or reissuance or (2) the Termination Date.

     (c) Limitation on Types of Loans. Subject to the other terms and provisions
         ----------------------------
of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or Eurodollar Loans; provided that, without the prior written consent of the Majority Lenders, no more than seven (7) Eurodollar Loans may be outstanding at any time to any Lender.

     (d) Increase in Aggregate Maximum Credit Amounts. The Borrower shall have
         --------------------------------------------
the right, with the prior written consent of the Administrative Agent (provided that such consent shall not be unreasonably withheld), to increase the Aggregate Maximum Credit Amounts; provided that (i) the aggregate amount of all such increases shall not exceed $100,000,000, (ii) no Default or Event of Default shall have occurred and be continuing at the effective date of such proposed increase, (iii) on the effective date of such increase, no Eurodollar Loans shall be outstanding (or if any Eurodollar Loans are outstanding, the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Loans) and (iv) no Lender's Maximum Credit Amount may be increased without the consent of such Lender.

     If the Borrower desires to effect an increase in the Aggregate Maximum Credit Amounts, the Borrower and the financial institution(s) that the Borrower proposes to become a Lender hereunder, and, if applicable, the existing Lender(s) the Borrower proposes to increase their existing Maximum Credit Amount shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit A-1 hereto (an "Additional
                                                                 ----------
Lender Certificate"). Upon receipt of such Additional Lender Certificate, if the
------------------
Administrative Agent consents to the proposed increase in the Aggregate Maximum Credit Amounts: (A) the amount of the Aggregate Maximum Credit Amounts shall be so increased, (B) the Administrative Agent shall amend and distribute to the Borrower and the Lenders a revised Annex I adding or amending, as applicable, the Maximum Credit Amount of any Lender executing the Additional Lender Certificate and the revised Percentage Shares of the Lenders, (C) any such additional Lender shall be deemed to be a party in all respect to this Agreement and the other Loan Documents as of the effective date set forth in such Additional Lender Certificate, (D) upon the effective date set forth in such Additional Lender Certificate, the Borrower shall deliver to any such Lender party to an Additional Lender Certificate a new Note in an amount equal to the Maximum Credit Amount set forth in the Additional Lender Certificate executed by such Lender and (E) upon the effective date set forth in such Additional Lender Certificate, any such Lender party to the Additional Lender Certificate shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the current Lenders such that the Lenders (including any additional Lender, if applicable) shall hold their Percentage Share of the outstanding Loans (and participation interests) as reflected in Annex I required by this Section 2.01(d).

     If the Administrative Agent does not consent to the increase in the Aggregate Maximum Credit Amount in accordance with this Section 2.01(d), the Maximum Credit Amount shall remain unchanged.

     Section 2.02 Borrowings, Continuations and Conversions, Letters of
                  -----------------------------------------------------
Credit.
------

     (a) Borrowings. The Borrower shall give the Administrative Agent (which
         ----------
shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing of Loans hereunder, which shall specify the aggregate amount of such borrowing, the Type and the date (which shall be a Business Day) of the Loans to be borrowed and, in the case of Eurodollar Loans, the duration of the Interest Period therefor.

     (b) Minimum Amounts. All Base Rate Loan borrowings shall be in amounts of
         ---------------
at least $500,000 or the remaining balance of the Aggregate Commitments, if less, or any whole multiple of $100,000 in excess thereof, and all Eurodollar Loans shall be in amounts of at least $2,500,000 or any whole multiple of $500,000 in excess thereof.

     (c) Notices. All borrowings, continuations and conversions shall require
         -------
advance written notice to the Administrative Agent (which shall promptly notify the Lenders) in the form of Exhibit B hereto (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Administrative Agent not later than 11:00 a.m. Houston, Texas time on the date of each Base Rate Loan borrowing and not later than 12:00 p.m. Houston, Texas time three (3) Business Days prior to the date of each Eurodollar Loan borrowing, continuation or conversion. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Administrative Agent.

     (d) Continuation Options. Subject to the provisions made in this Section
         --------------------
2.02(d), the Borrower may elect to continue all or any part of any Eurodollar Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such Eurodollar Loan to a Base Rate Loan pursuant to
Section 2.02(e). All or any part of any Eurodollar Loan may be continued as provided herein; provided that (i) any continuation of any such Loan (or any part thereof) shall be in amounts of at least $2,500,000 or any whole multiple of $500,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each Eurodollar Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

     (e) Conversion Options. The Borrower may elect to convert all or any part
         ------------------
of any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice as provided in
Section 2.02(a) to the Administrative Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a Eurodollar Loan by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Eurodollar Loan may be converted as provided herein; provided that (i) any conversion of any Base Rate Loan into a Eurodollar Loan (or any part thereof) shall be in amounts of at least $2,500,000 or any whole multiple of $500,000 in excess thereof and (ii) no Default shall have occurred and be continuing.

     (f) Advances. Not later than 1:00 p.m. Houston, Texas time on the date
         --------
specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, to an account which the Administrative Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower.

     (g) Letters of Credit. The Borrower shall give the Issuing Bank (which
         -----------------
shall promptly notify the Lenders of such request) advance notice to be received by the Issuing Bank not later than 11:00 a.m. Houston, Texas time not less than three (3) Business Days prior thereto of each request for the issuance and at least three (3) Business Days prior to the date of the renewal or extension of a Letter of Credit hereunder which request shall specify the amount of such Letter of Credit, the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended, the duration thereof, the name and address of the beneficiary thereof, the form of the Letter of Credit and such other information as the Issuing Bank may reasonably request all of which shall be reasonably satisfactory to the Issuing Bank. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Issuing Bank shall issue such Letter of Credit to the beneficiary thereof.

     In conjunction with the issuance of each Letter of Credit, the Borrower shall execute a Letter of Credit Agreement in form and substance reasonably satisfactory to the Issuing Bank. In the event of any conflict or inconsistency between any provision of a Letter of Credit Agreement and this Agreement, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders hereby agree that the provisions of this Agreement shall govern.

     The Issuing Bank will send to the Borrower and each Lender, upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.

     Section 2.03 Changes of Maximum Credit Amounts.
                  ---------------------------------

     (a) Maximum Credit Amounts. The Aggregate Commitments shall at all times be
         ----------------------
equal to the lesser of (i) the Aggregate Maximum Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(b) or (ii) the Borrowing Base as determined from time to time.

     (b) Voluntary Reduction/Termination. The Borrower shall have the right to
         -------------------------------
terminate in whole or to reduce in part the amount of the Aggregate Maximum Credit Amounts at any time or from time to time upon not less than three (3) Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction shall not be less than $2,500,000 or any whole multiple of $500,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Administrative Agent; provided, however, that the Aggregate Maximum Credit Amounts can never be less than the sum of the outstanding Loans and the LC Exposure.

     (c) Reinstatement. The Aggregate Maximum Credit Amounts once terminated or
         -------------
reduced may not be reinstated.

     Section 2.04 Fees.
                  ----

     (a) Commitment Fees. The Borrower shall pay to the Administrative Agent,
         ---------------
for the account of each Lender, a commitment fee which shall accrue at the applicable Commitment Fee Rate on the daily average amount of the Unused Amount. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Maximum Credit Amounts are terminated or the Termination Date.

     (b) Letter of Credit Fees.
         ---------------------

          (i) The Borrower agrees to pay the Administrative Agent, for the account of each Lender, a quarterly letter of credit fee in respect of all Letters of Credit outstanding during such quarter, at a per annum rate equal to the Applicable Margin then in effect from time to time during such quarter for Eurodollar Loans, on such Lender's Percentage Share of the daily average aggregate stated amount of such Letters of Credit, payable in arrears on each Quarterly Date and on the later of the Termination Date or the date of termination of the last outstanding Letter of Credit.

                  (ii) The Borrower agrees to pay the Administrative Agent, for the benefit of the Issuing Bank, with respect to each Letter of Credit a quarterly facing fee in respect of all Letters of Credit outstanding during such quarter, at a per annum rate of 0.25% on the daily average aggregate stated amount of such Letters of Credit payable in arrears on each Quarterly Date and on the later of the Termination Date or the date of termination of the last outstanding Letter of Credit.

     Section 2.05 Several Obligations. The failure of any Lender to make any
                  -------------------
Loan to be made by it or to provide funds for disbursements or reimbursements under Letters of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

     Section 2.06 Notes. The Loans made by each Lender shall be evidenced by
                  -----
a single promissory note of the Borrower in substantially the form of Exhibit A-2 hereto, dated (a) the Closing Date or (b) the effective date of an additional Lender Certificate accepted by the Administrative Agent pursuant to
Section 2.01(d) or an Assignment pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as in effect and otherwise duly completed. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

     Section 2.07 Prepayments.
                  -----------

     (a) Voluntary Prepayments. The Borrower may prepay the Base Rate Loans
         ---------------------
on any Business Day by giving notice not later than 11:00 a.m. Houston, Texas time on the date of the proposed prepayment to the Administrative Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day), the Type of Loan being prepaid and the amount of the prepayment (which shall be in increments of $100,000 that are not less than $500,000 or the remaining aggregate principal balance outstanding, if less) and shall be irrevocable and effective only upon receipt by the Administrative Agent; provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay Eurodollar Loans on the same condition as for Base Rate Loans; provided that (i) such notice be given no later than 12:00 noon Houston, Texas time three
(3) Business Days prior to the proposed date of prepayment, (ii) the amount of such prepayment is in an increment of $500,000 that is not less than $2,500,000 and (iii) such prepayments of Eurodollar Loans shall be subject to the terms of
Section 5.05.

     (b) Mandatory Prepayments.
         ---------------------

         (i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.03(b), the outstanding aggregate principal amount of the Loans plus the LC Exposure exceeds the Aggregate Maximum Credit Amounts, the Borrower shall (A) prepay the Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment, and (B) if any excess remains after prepaying all of the Loans, pay to the Administrative Agent on behalf of the Lenders an amount equal to the excess to be held as cash collateral as provided in Section 2.10(b).

         (ii) Upon any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.08, 8.08(c) or 9.13, if the redetermined or adjusted Borrowing Base is less than the aggregate outstanding principal amount of the Loans plus the LC Exposure, then the Borrower shall: (A) prepay the Loans in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment, and (B) if a Borrowing Base deficiency remains after prepaying all of the Loans as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such Borrowing Base deficiency to be held as cash collateral as provided in
     Section 2.10(b). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral within forty-five (45) days following its receipt of the written notice of the new Borrowing Base in accordance with
     Section 2.08(b) or the date the adjustment occurs.

         (iii) Upon any automatic decrease to the amount of the Borrowing Base in accordance with the grid set forth in Section 2.08(a) following either the issuance after the Closing Date of any Senior Subordinated Notes or August 1, 2001, if the Borrowing Base as adjusted is less than the aggregate outstanding principal amount of the Loans plus the LC Exposure, then the Borrower shall: (i) prepay the Loans in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if a Borrowing Base deficiency remains after prepaying all of the Loans as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such Borrowing Base deficiency to be held as cash collateral as provided in Section 2.10(b). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it issues such additional Senior Subordinated Notes or, in the event of an automatic decrease as of August 1, 2001, on August 1, 2001.

     (c) Generally. Prepayments permitted or required under this Section 2.07
         ---------
shall be without premium or penalty, except as required under Section 5.05 for prepayment of Eurodollar Loans. Any prepayments on the Loans may be reborrowed subject to the then effective Aggregate Commitments.

     Section 2.08 Borrowing Base.
                  --------------

     (a) Amount. For the period from and including the Closing Date to but not
         ------
including the first Redetermination Date, the amount of the Borrowing Base shall be the applicable amount based upon the amount of Senior Subordinated Notes outstanding as set forth below:

-----------------------------------------------------------------------------------
                             Tier 1          Tier 2        Tier 3         Tier 4
-----------------------------------------------------------------------------------
Closing Date until July   $185,000,000   $170,000,000   $162,500,000   $155,000,000
31, 2001
-----------------------------------------------------------------------------------
August 1, 2001 until      $170,000,000   $155,000,000   $147,500,000   $140,000,000
Redetermination
-----------------------------------------------------------------------------------

     Notwithstanding the foregoing, the Borrowing Base will be subject to further adjustments pursuant to either Section 8.08(c) or Section 9.13. The Borrowing Base may not exceed the Aggregate Maximum Credit Amounts. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, the amount of the Aggregate Commitments shall be governed by the then effective Borrowing Base. For purposes of this Section 2.08(a), (i) "Tier 1" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is less than or equal to $100 million; (ii) "Tier 2" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $100 million and less than or equal to $150 million; (iii) "Tier 3" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $150 million and less than or equal to $175 million; and (iv) "Tier 4" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $175 million. For purposes of this Section 2.08(a), the "aggregate principal amount" shall mean the stated face amount of the Senior Subordinated Notes without giving effect to any original issue discount.

     (b) Redetermination. On or before March 15th and September 15th of each
         ---------------
year, commencing September 15th, 2001, the Administrative Agent shall propose in writing to the Borrower and the Lenders a new Borrowing Base in accordance with
Section 2.08(c) (assuming receipt by the Administrative Agent of the Engineering Reports in a timely and complete manner). After having received notice of such proposal by the Administrative Agent, each Lender shall have fifteen (15) days to agree with such proposal or disagree by proposing an alternate Borrowing Base. If at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval, such silence shall be deemed to be an approval. If, however, at the end of such 15-day period, the Required Lenders have not approved or deemed to have approved, as aforesaid, the proposed Borrowing Base, then the Borrowing Base shall be determined in accordance with Section 2.08(d). After such redetermined Borrowing Base is approved by the Required Lenders or is otherwise determined as provided in Section 2.08(d), the Administrative Agent will notify the Borrower and the Lenders of the amount of the redetermined Borrowing Base, and such amount shall become effective and applicable to the Borrower, the Agents and the Lenders as of the next succeeding April 1st or October 1st, as applicable; provided that no redetermination of the Borrowing Base shall be effective until such written notice is received by the Borrower. Notwithstanding the foregoing, however, any increase in the Borrowing Base shall require approval or deemed approval of all the Lenders as set forth in this Section 2.08(b).

     (c) Engineering Reports. Upon receipt of the Reserve Report and such other
         -------------------
reports, data and supplemental information, including the information provided pursuant to Section 8.07(c), as may, from time to time, be reasonably requested by the Required Lenders (the "Engineering Reports"), the Administrative Agent
                              -------------------
will evaluate such information. The Administrative Agent, with the approval or deemed approval of the Required Lenders as set forth in Section 2.08(b), but subject to the terms of Section 2.08(d), shall, in good faith, redetermine the Borrowing Base based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt, including, without limitation, the Senior Subordinated Notes or any Permitted Refinancing Debt) as the Administrative Agent deems appropriate and consistent with its normal oil and gas lending criteria as it exists at the particular time. Such redetermination shall be accomplished not later than and effective as of the first (1st) day of each April and October of each calendar year, assuming that the Borrower shall have furnished the Engineering Reports in a timely and complete manner. In assessing whether to approve or reject a proposed Borrowing Base, each Lender will assess, in good faith, the Engineering Reports and the other information as they deem appropriate and consistent with its respective normal oil and gas lending criteria as it exists at the particular time.

     (d) Consensus and Failure of Consensus. Except as hereinafter provided, the
         ----------------------------------
decision of the Required Lenders with respect to any Borrowing Base determination shall control; provided, however, if the Required Lenders have not approved or are not deemed to have approved the Borrowing Base as of the date such a determination is called for in Section 2.08(b), the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to a number of Lenders sufficient to constitute the Required Lenders for purposes of this Section 2.08 and such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date or the next date on which an interim redetermination occurs under Section 2.08(e) or the next adjustment under either Section 8.08(c) or Section 9.13. Notwithstanding the foregoing, however, any increase in the Borrowing Base shall require approval or deemed approval of all the Lenders as set forth in Section 2.08(b).

     (e) Interim Redeterminations. The Borrower may, at its option, one time
         ------------------------
during any 12-month period initiate an interim redetermination of the Borrowing Base. In addition, the Borrower may, at its option, in connection with any acquisition (or any series of acquisitions occurring since the most recent redetermination of the Borrowing Base) by the Borrower or a Restricted Subsidiary of Oil and Gas Properties having a purchase price, either individually or in the aggregate, of $50,000,000 or more, initiate an interim redetermination of the Borrowing Base. The Administrative Agent (at the direction of the Required Lenders, in their option) may one time during any 12-month period initiate an interim redetermination of the Borrowing Base. The Borrowing Base also may be redetermined in accordance with Section 9.12(a).

     Section 2.09 Assumption of Risks. The Borrower assumes all risks of the
                  -------------------
acts or omissions of any beneficiary of any Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit. None of the Issuing Bank (except in the case of willful misconduct or bad faith on the part of the Issuing Bank or any of its employees), its correspondents or any

Lender shall be responsible for: the validity, sufficiency or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex or otherwise, whether or not such messages be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of any Letter of Credit to comply fully with conditions required in order to draw upon any Letter of Credit; or for any other consequences arising from causes beyond the Issuing Bank's control or the control of the Issuing Bank's correspondents. In addition, neither the Issuing Bank, the Administrative Agent nor any Lender shall be responsible for any error, neglect or default of any of the Issuing Bank's correspondents; and none of the above shall affect, impair or prevent the vesting of any of the Issuing Bank's, the Administrative Agent's or any Lender's rights or powers hereunder or under the Letter of Credit Agreements, all of which rights shall be cumulative. The Issuing Bank and its correspondents may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation of any matter contained therein, regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Borrower agrees that any action, inaction or omission taken or not taken by the Issuing Bank or by any correspondent for the Issuing Bank in good faith in connection with any Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Borrower and shall not put the Issuing Bank or its correspondents under any resulting liability to the Borrower.

     Section 2.10 Obligation to Reimburse and to Prepay.
                  -------------------------------------

     (a) If a disbursement by the Issuing Bank is made under any Letter of Credit, the Borrower shall pay to the Administrative Agent within two (2) Business Days after notice of any such disbursement is received by the Borrower, the amount of each such disbursement made by the Issuing Bank under the Letter of Credit (if such payment is not sooner effected as may be required under this Section 2.10 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (i) the then applicable interest rate for Base Rate Loans through the second
(2nd) Business Day after notice of such disbursement is received by the Borrower and (ii) thereafter, the Post-Default Rate (but in no event to exceed the Highest Lawful Rate) for the period from and including the third (3rd) Business Day following the date of such disbursement to and including the date of repayment in full of such disbursed amount; provided that any disbursement in respect of a Letter of Credit shall be deemed to have been reimbursed to the Issuing Bank by the Borrower with the proceeds of a borrowing of a Base Rate Loan from each of the Lenders based upon their Percentage Share of the amount disbursed if the Borrower was otherwise entitled to borrow funds under Section 6.02, but subject to minimum amounts required under Section 2.02(b). The obligations of the Borrower under this Agreement with respect to each Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any of the Security

Instruments; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement (except to the extent permitted by any amendment or waiver), any Letter of Credit or any of the Security Instruments;
(iii) the existence of any claim, set-off, defense or other rights which the Borrower may have at any time against the beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the Security Instruments, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     Notwithstanding anything in this Agreement to the contrary, the Borrower will not be liable for payment or performance that results from the gross negligence or willful misconduct of the Issuing Bank, except where the Borrower or any Restricted Subsidiary actually recovers the proceeds for itself or the Issuing Bank of any payment made by the Issuing Bank in connection with such gross negligence or willful misconduct.

     (b) In the event of the occurrence of any Event of Default, a payment or prepayment with respect to the LC Exposure is required under Section 2.07(b) or the maturity of the Notes, whether by acceleration or otherwise, an amount equal to the LC Exposure (or the excess attributable to the LC Exposure in the case of Section 2.07(b)) shall be deemed to be forthwith due and owing by the Borrower to the Issuing Bank and the Lenders as of the date of any such occurrence, and the Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be held by the Administrative Agent on behalf of the Lenders as cash collateral securing the LC Exposure in an account or accounts at the Principal Office, and the Borrower hereby grants to and by its deposit with the Administrative Agent grants to the Administrative Agent, for the benefit of the Issuing Bank and the Lenders, a security interest in such cash collateral. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Administrative Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, the Notes or the Loan Documents, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased.

     (c) Each Lender severally and unconditionally agrees that it shall promptly reimburse the Issuing Bank, through the Administrative Agent, an amount equal to such Lender's

Percentage Share of the Aggregate Maximum Credit Amounts of any disbursement made by the Issuing Bank under any Letter of Credit that is not reimbursed by the Borrower according to this Section 2.10 or alternatively, to make a Loan for the account of the Borrower equal to its Percentage Share of the amount disbursed.

     Section 2.11 Lending Offices. The Loans of each Type made by each Lender
                  ---------------
shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                                   ARTICLE III
                       Payments of Principal and Interest

     Section 3.01 Repayment of Loans. On the Termination Date, the Borrower
                  ------------------
shall repay the then outstanding aggregate principal on the Notes.

     Section 3.02 Interest.
                  --------

     (a) Interest Rates. The Borrower will pay to the Administrative Agent, for
         --------------
the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to but excluding the date such Loan shall be paid in full, at the following rates per annum:

         (i) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate; and

         (ii) if such a Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

     (b) Post-Default Rate. Notwithstanding the foregoing, the Borrower will pay
         -----------------
to the Administrative Agent, for the account of each Lender, interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date such amount was due and payable (after giving effect to any applicable grace periods) until the same is paid in full.

     (c) Due Dates. Accrued interest on Base Rate Loans shall be payable on each
         ---------
Quarterly Date commencing on June 30, 2001 and on the Termination Date, and accrued interest on each Eurodollar Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Eurodollar Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted) and all accrued and unpaid interest shall be due and payable on the Termination Date.

     (d) Determination of Rates. Promptly after the determination of any
         ----------------------
interest rate provided for herein or any change therein, the Administrative Agent shall notify the Borrower and the Lenders to which such interest is payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties hereto.

                                   ARTICLE IV
                Payments; Pro Rata Treatment; Computations; Etc.

     Section 4.01 Payments. Except to the extent otherwise provided herein, all
                  --------

payments of principal, interest and other amounts to be made by the Borrower or any Guarantor under the Loan Documents shall be made in Dollars, in immediately available funds, to the Administrative Agent at such account as the Administrative Agent shall specify by notice to the Borrower from time to time, not later than 1:00 p.m. Houston, Texas time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Administrative Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as provided in clause (iii) of the definition of "Interest Period", if the due date of any
                                   ---------------
payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Administrative Agent of any principal of or interest on any borrowing, the Borrower shall notify the Administrative Agent of the Type of Loans to which such payment shall apply. In the absence of such notice, the Administrative Agent may specify the Type of Loans to which such payment shall apply, but, to the extent possible, such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

     Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided
                  ------------------
herein, each Lender agrees that: (a) each borrowing from the Lenders under
Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share of Loan being so borrowed, continued or converted, each payment of commitment fee or Letter of Credit (other than the facing fee) fees under Section 2.04(b)(i) shall be made for account of the Lenders pro rata in accordance with their Percentage Share of the Aggregate Maximum Credit Amounts, and each termination or reduction of the amount of the Aggregate Maximum Credit Amounts under Section 2.03(b) shall be applied to the Maximum Credit Amount of each Lender, pro rata in accordance with its Percentage Share of the Aggregate Maximum Credit Amounts;
(b) each payment of principal of Loans shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by all Lenders; (c) each payment of interest of Loans shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to all of the Lenders; and (d) each reimbursement by the Borrower of disbursements under Letters of Credit shall be made for account of the Issuing Bank or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

     Section 4.03 Computations. Interest on Eurodollar Loans and fees shall be
                  ------------
computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

     Section 4.04 Non-receipt of Funds by the Administrative Agent. Unless the
                  ------------------------------------------------
Administrative Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Administrative Agent (in the case of a Lender) of the proceeds of a Loan or a payment under a Letter of Credit to be made by it hereunder or (in the case of the Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required
                                                                --------
Payment"), which notice shall be effective upon receipt, that it does not intend
-------
to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until but excluding the date the Administrative Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

     Section 4.05 Set-off, Sharing of Payments, Etc.
                  ---------------------------------

     (a) Right of Set-off. The Borrower agrees that, in addition to (and without
         ----------------
limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Administrative Agent), at its option, to offset (i) balances held by it or by any of its Affiliates for account of the Borrower or any Restricted Subsidiary at any of its offices, in Dollars or in any other currency, and (ii) amounts due and payable to such Lender (or any Affiliate of such Lender) under any Hedging Agreement, against any principal of or interest on any of such Lender's Loans, or any other amount due and payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Administrative Agent thereof, provided that such Lender's failure to give such notice or to so consult shall not affect the validity thereof.

     (b) Sharing. If any Lender shall obtain payment of any principal of or
         -------
interest on any Loan made by it to the Borrower under this Agreement (or reimbursement as to any Letter of Credit) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly
(i) notify the Administrative Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans (or participations in Letters of Credit) made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders (or reimbursements of Letters of Credit). To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans (or Letters of Credit) in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.05 to share the benefits of any recovery on such secured claim.

     Section 4.06 Taxes.
                  -----

     (a) Payments Free and Clear. Any and all payments by the Borrower hereunder
         -----------------------
shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Issuing Bank and the Administrative Agent, taxes imposed on its income, receipts, total assets, net worth, shareholders' capital and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Administrative Agent, the Issuing Bank or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent, the Issuing Bank or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender, the Issuing Bank or the Administrative Agent is presently doing business in which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, the Issuing Bank or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender, the Issuing Bank or the Administrative Agent (as the case may
be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

     (b) Other Taxes. In addition, to the fullest extent permitted by
         -----------
applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any other Loan Document (hereinafter referred to as "Other
                                                                   -----
Taxes").
-----

     (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,
         ---------------
THE BORROWER WILL INDEMNIFY EACH LENDER, THE ISSUING BANK AND THE AGENTS FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH LENDER, THE ISSUING BANK OR ANY AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING, WITHOUT LIMITATION, PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER, THE ISSUING BANK OR THE RELEVANT AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER OR AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER, THE ISSUING BANK OR AGENT HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED); PROVIDED THAT THE BORROWER, UPON THE REQUEST OF SUCH LENDER, THE ISSUING BANK OR SUCH AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR THE ADMINISTRATIVE AGENT IN THE EVENT SUCH LENDER OR AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

     (d) Lender Representations.
         ----------------------

         (i) Each Lender represents that it is either (1) a corporation or banking association organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America.Each

     Lender that is not a corporation or banking association organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Administrative Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form W-8 ECI (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form W-8 ECI Certification") or (B) Internal Revenue Service
                    --------------------------
     Form W-8 BEN (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form W-8 BEN
                                                       ------------
     Certification"). In addition, each Lender agrees that if it previously
     -------------
     filed a Form W-8 ECI Certification, it will deliver to the Borrower and the Administrative Agent a new Form W-8 ECI Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form W-8 BEN Certification, it will deliver to the Borrower and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Administrative Agent have received a Form W-8 BEN Certification or Form W-8 ECI Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Administrative Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this Section 4.06 or
     (ii) the Borrower or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 4.06.

         (ii) For any period with respect to which a Lender has failed to provide the Borrower with the form required pursuant to this Section 4.06, if any (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that should a Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

           (iii) Any Lender claiming any additional amounts payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Administrative Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

     Section 4.07  Disposition of Proceeds. The Security Instruments contain
                   -----------------------
an assignment by the Borrower unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's or its Restricted Subsidiaries' interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property, and the Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, the Lenders
(a) agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Restricted Subsidiaries and (b) hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Restricted Subsidiaries.

                                    ARTICLE V
                      Additional Costs and Capital Adequacy

     Section 5.01. Additional Costs.
                   ----------------

     (a)   Eurodollar Regulations, etc. The Borrower shall pay directly to
           ---------------------------
each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to its making or maintaining any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Eurodollar Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change
                     ----------------
which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note in respect of any of such Eurodollar Loans (other than taxes imposed on the overall net income, receipts, total assets, net worth and franchise and other similar taxes of such Lender or of its Applicable Lending Office for any of such Eurodollar Loans by the jurisdiction in which such Lender has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or any portion of the Aggregate Commitments or Loans of such Lender or the Eurodollar interbank market; or (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Administrative Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

     (b)   Regulatory Change. Without limiting the effect of the provisions of
           -----------------
Section 5.01(a), in the event that, by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting such Lender, the Eurodollar interbank market or such Lender's position in such market, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower, the obligation of such Lender to make additional Eurodollar Loans shall be suspended until such Regulatory Change or other circumstances ceases to be in effect (in which case the provisions of Section
5.04 shall be applicable).

     (c)   Capital Adequacy. Without limiting the effect of the foregoing
           ----------------
provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Notes, its Loans or any interest held by it in any Letter of Credit, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

     (d)   Compensation Procedure. Any Lender notifying the Borrower of the
           ---------------------
incurrence of Additional Costs under this Section 5.01 shall in such notice to the Borrower and the Administrative Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or issue Letters of Credit, or on amounts receivable by it in respect of Loans or Letters of Credit, and of the amounts required to compensate such Lender under this
Section 5.01, shall be conclusive and binding absent manifest error for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section
5.01 shall be paid by the Borrower within thirty (30) days of the receipt by the Borrower of the notice described in this Section 5.01(d).

     Section 5.02. Limitation on Eurodollar Loans. Anything herein to the
                   ------------------------------
contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate for any Interest Period:

     (a) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section
                                                    ---------------
1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

     (b) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section 1.02 upon the basis of
                         ---------------
which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining Eurodollar Loans;

     then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans.

     Section 5.03  Illegality. Notwithstanding any other provision of this
                   ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 shall be applicable).

     Section 5.04  Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03.
                   --------------------------------------------------------
If the obligation of any Lender to make Eurodollar Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans
                                          --------------
which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

     Section 5.05  Compensation. The Borrower shall pay to each Lender within
                   ------------
thirty (30) days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding absent manifest error for all purposes, provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability (other than loss of profit) which such Lender determines are attributable to:

            (i) any payment, prepayment or conversion of a Eurodollar Loan properly made by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.02) on a date other than the last day of the Interest Period for such Loan; or

            (ii) any failure by the Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow, continue or convert a Eurodollar Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).

     Section 5.06  Replacement Lenders.
                   -------------------

     (a)    Terminated Lenders. If any Lender (i) has notified the Borrower and
            ------------------
the Administrative Agent of its incurring Additional Costs under Section 5.01 or
(ii) has required the Borrower to make payments for Taxes under Section 4.06, then the Borrower may, unless such Lender has notified the Borrower and the Administrative Agent that the circumstances giving rise to such notice no longer apply, terminate, in whole but not in part, the Commitment of any Lender (other than the Administrative Agent)(the "Terminated Lender") at any time upon five
                                    -----------------
(5) Business Days' prior written notice to the Terminated Lender and the Administrative Agent (such notice referred to herein as a "Notice of
                                                           ---------
Termination").
-----------

     (b)    Replacement Lenders. In order to effect the termination of the
            --------------------
Commitment of the Terminated Lender, the Borrower shall: (i) obtain an agreement with one or more Lenders to increase their respective Commitment and/or (ii) request any one or more other banking institutions to become parties to this Agreement in place and instead of such Terminated Lender and agree to accept a Commitment; provided, however, that such one or more other banking institutions are reasonably acceptable to the Administrative Agent and become parties by executing an Assignment (the Lenders or other banking institutions that agree to accept in whole or in part the Commitment of the Terminated Lender being referred to herein as the "Replacement Lenders"), such that the aggregate
                           -------------------
increased and/or accepted Commitment of the Replacement Lenders under clauses
(i) and (ii) above equal the Commitment of the Terminated Lender.

     (c)    Content of Notice of Termination. The Notice of Termination shall
            --------------------------------
include the name of the Terminated Lender, the date the termination will occur, and the Replacement Lender or Replacement Lenders to which the Terminated Lender will assign its Commitment and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender.

     (d)    Effecting Termination. On the date on which the termination will
            ---------------------
occur, (i) the Terminated Lender shall by execution and delivery of an Assignment assign its Commitment to the Replacement Lender or Replacement Lenders indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders each of its Loans (if any) then outstanding and participation interests in Letters of Credit (if any) then outstanding, (ii) the Terminated Lender shall endorse its Notes, payable without recourse, representation or warranty to the order of the Replacement Lender or Replacement Lenders, (iii) the Replacement Lender or Replacement Lenders shall purchase the Notes held by the Terminated Lender at a price equal to the unpaid principal amount thereof plus interest and facility and other fees accrued and unpaid to said date of termination and (iv) the Replacement Lender or Replacement Lenders will thereupon succeed to and be substituted in all respects for the Terminated Lender with like effect as if becoming a Lender pursuant to the terms of Section 12.06(b), and the Terminated Lender will have the rights and benefits of an assignor under Section 12.06(b). To the extent not in conflict, the terms of Section 12.06(b) shall supplement the provisions of this
Section 5.06(d). For each assignment made under this Section 5.06, the Replacement Lender shall pay to the Administrative Agent the processing fee provided for in Section 12.06(b). The Borrower will be responsible for the payment of any breakage costs associated with termination of the Terminated Lender, as set forth in Section 5.05.

     Section 5.07  Time Limit; Etc.
                   ----------------

     (a)    Time Limit. Notwithstanding anything to the contrary contained in
            -----------
Sections 5.01 through 5.05, the Borrower shall not be required to reimburse or pay any costs or expenses to any Lender as required by such Sections which have accrued more than 180 days prior to such Lender's giving notice to the Borrower that such Lender has suffered or incurred such costs or expenses.

     (b)    Non-Discriminatory Basis. None of the Lenders shall be permitted to
            -------------------------
pass through to the Borrower costs and expenses under Sections 5.01 through 5.05 on a discriminatory basis (i.e. which are not also passed through by such Lender to other customers of such Lender similarly situated when such customer is subject to documents containing similar provisions as those contained in such Sections).

                                   ARTICLE VI
                              Conditions Precedent

     Section 6.01  Initial Funding. The obligation of the Lenders to make the
                   ----------------
Initial Funding is subject to the receipt by the Agents and the Lenders of all fees payable pursuant to Section 2.04 on or before the Closing Date or as otherwise agreed to in writing among the Borrower, the Agents and the Arrangers and the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Administrative Agent in form and substance:

     (a) a certificate of the Secretary or an Assistant Secretary of each of the Borrower and each Guarantor setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower (y) who are authorized to sign the Loan Documents to which the Borrower or each Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and
(iv) the articles or certificate of incorporation and bylaws of the Borrower and each Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary;

     (b) certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor;

     (c) a compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer and dated as of the date of Initial Funding;

     (d)    this Agreement and the Notes, duly completed and executed;

     (e) the Security Instruments, including those described on Exhibit E-1, duly completed and executed in a sufficient number of counterparts for recording, if necessary. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

            (i) be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (i) to (v), (vii) and (viii) of the definition thereof) on at least 80% of the total value of all of the Oil and Gas Properties evaluated in the Initial Reserve Report; and

            (ii) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding capital stock of each of the Guarantors and not less than 65% of all of the issued and outstanding capital stock of each Foreign Subsidiary with total assets in excess of $1,000,000 that is not a Guarantor, which is directly owned by either the Borrower or a Domestic Subsidiary;

     (f) an opinion of (i) Roland Sledge, General Counsel to the Borrower, substantially in the form of Exhibit D-1 hereto, (ii) Haynes and Boone, LLP, special Texas counsel to the Borrower, substantially in the form of Exhibit D-2 hereto, and (ii) local counsel in each of the following states: Louisiana, New Mexico and any other jurisdictions requested by the Administrative Agent, substantially in the form of Exhibit D-3;

     (g) a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.19;

     (h) title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the value of the Oil and Gas Properties included in the Borrowing Base;

     (i) the Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries;

     (j) the Administrative Agent shall be reasonably satisfied with the terms and conditions of the Merger and the Merger Documents;

     (k) a certificate of a Responsible Officer of the Borrower certifying that: (i) Bargo and the Borrower are concurrently consummating the Merger in accordance with the terms of the Merger Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto), (ii) attached thereto is a true and complete copy of the Certificate of Merger filed with the Delaware Secretary of State and any equivalent documents or certificates filed with the Texas Secretary of State by Bargo and (iii) attached thereto is a true and complete copy of the Amendment to the Articles of Incorporation filed with the Delaware Secretary of State reflecting its change of name;

     (l) a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section
7.06 of this Agreement;

     (m) evidence that the Borrower has obtained one or more plugging and abandonment surety bonds issued by sureties and in amounts reasonably satisfactory to the Administrative Agent;

     (n)    the Initial Reserve Reports;

     (o) a certificate of a Responsible Officer of the Borrower certifying that that the 5 million shares of Bargo Cumulative Redeemable Preferred Stock, Series B, par value $0.01, have been or are being redeemed or repurchased prior to or on the Closing Date or in connection with the Merger;

     (p) appropriate UCC search certificates reflecting no prior liens or security interests encumbering the Mortgaged Properties for each of the following jurisdictions: Texas, Louisiana, New Mexico, Oklahoma, California, Kansas and Mississippi other than those being assigned or released on the Closing Date or Liens permitted by Section 9.03;

     (q) evidence that the Borrower has purchased one or more commodity price floors or collars (i) with one or more Approved Counterparties, (ii) which have a floor strike price of not less than $20 per barrel in respect of crude oil (NYMEX/WTI basis adjusted equivalent) and not less than $3.00 mcf in respect of natural gas (NYMEX/Henry Hub basis adjusted equivalent), and (iii) which have aggregate notional volumes of not less than 50% of the reasonably estimated projected crude oil production and not less than 30% of the reasonably estimated projected natural gas production, in each case, from its proved developed, producing Oil and Gas Properties (excluding Oil and Gas Properties in Equador) as determined by reference to the Initial Reserve Reports for each year during the period commencing with the Closing Date and ending on December 31, 2002;

     (r) a copy, certified by a Responsible Officer as true and complete, of the Agreement and Plan of Merger (together with all amendments, if any), the Senior Subordinated Indenture pursuant to which the Senior Subordinated Notes have been issued and the Coral Agreement; and

     (s) such other documents as the Agents or special counsel to the Administrative Agent may reasonably request.

     Section 6.02  Initial and Subsequent Loans and Letters of Credit. The
                   ---------------------------------------------------
obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder (including the Initial Funding) and to issue, renew, extend or reissue Letters of Credit for the account of the Borrower is subject to the further conditions precedent that, as of the date of such Loans or such issuance, renewal, extension or reissuance and after giving effect thereto:

     (a)    no Default shall have occurred and be continuing;

     (b)    no Material Adverse Effect shall have occurred;

     (c) the representations and warranties made by the Borrower and the Guarantors in Article VII and in the other Loan Documents shall be true in all material respects on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance of a Letter of Credit with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date;

     (d) the making of such Loan or the issuance, renewal, extension or reissuance of any Letter of Credit would not conflict with, or cause any Lender to, exceed any applicable Governmental Requirements; and

     (e) the receipt by the Administrative Agent of a timely request therefor under Section 2.02.

     Each request for a Loan or issuance, renewal, extension or reissuance of a Letter of Credit by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in the preceding sentence as of both the date of such notice and the date immediately following such Loan or issuance, renewal, extension or reissuance of a Letter of Credit.

     Section 6.03  Termination of Agreement. Notwithstanding the foregoing,
                   -------------------------
the obligation of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.04) on or prior to 5:00 p.m. Houston time on July 16, 2001 (and, in the event such conditions are not so satisfied or waived, the Aggregate Commitments shall terminate).

                                   ARTICLE VII
                         Representations and Warranties

     The Borrower represents and warrants to the Administrative Agent and the Lenders that each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each Loan and issuance, renewal, extension or reissuance of a Letter of Credit as provided in
Section 6.02:

     Section 7.01  Existence. The Borrower and each Restricted Subsidiary:
                   ----------
(a) is duly organized or formed, legally existing and in good standing, if applicable, under the laws of the jurisdiction of its formation, except where failure to so exist or remain in good standing could not reasonably be expected to have a Material Adverse Effect, (b) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where failure to have such power could not reasonably be expected to have a Material Adverse Effect and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could reasonably be expected to have a Material Adverse Effect.

     Section 7.02  Financial Condition.
                   -------------------

     (a) The audited consolidated balance sheet of Bargo and its Consolidated Subsidiaries as of December 31, 2000 and the related consolidated statement of income, stockholders' equity and cash flow of Bargo and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of PricewaterhouseCoopers, LLC heretofore furnished to the Lenders are complete and correct and fairly present in all material respects the consolidated financial condition of Bargo and its Consolidated Subsidiaries as at said date and the results and operations for the fiscal year ending on said date, all in accordance with GAAP, as applied on a consistent basis.

     (b) The audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 2000 and the related consolidated statement of income, stockholders equity and cash flow of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of KPMG LLP heretofore furnished to each of the Lenders are complete and correct and fairly present in all material respects the consolidated financial position of Bellwether Exploration Company and its Consolidated Subsidiaries as at said date and the results of its operations for the fiscal year ending on said date, all in accordance with GAAP, as applied on a consistent basis.

     (c) The un-audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries giving pro forma effect to the Merger as of December 31, 2000 and the related consolidated statement of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date heretofore furnished to each of the Lenders are complete and correct and fairly present in all material respects the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said date and the results of its operations for the fiscal year ending on said date, all in accordance with GAAP, as applied on a consistent basis.

     (d) Neither the Borrower nor any Restricted Subsidiary has on the Closing Date any material Debt (including Disqualified Capital Stock), contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements. Since the date of the Financial Statements, (i) there has been no material adverse change in or affecting the business, assets, operations or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole (exclusive of changes resulting solely from changes in the price of Hydrocarbons), and (ii) the business of the Borrower and its Restricted

Subsidiaries has been conducted only in the ordinary course consistent with past business practices.

     Section 7.03  Litigation. Except as set forth on Schedule 7.03, at the
                   -----------
Closing Date, there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Restricted Subsidiary which involves the possibility of any judgment or liability against the Borrower or any Restricted Subsidiary (a) not fully covered by insurance (except for normal deductibles) and which if adversely determined could reasonably be expected to have a Material Adverse Effect or (b) that could impair the consummation of the Merger on the time and in the manner contemplated by the Merger Documents.

     Section 7.04  No Breach. Neither the execution and delivery of the Loan
                   ----------
Documents and the Merger Documents nor compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or by-laws of the Borrower or any Restricted Subsidiary, any Governmental Requirement or any material agreement or instrument to which the Borrower or any Restricted Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower or any Restricted Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

     Section 7.05  Authority; Enforceability. The Borrower and each
                   --------------------------
Restricted Subsidiary have all necessary power and authority to execute, deliver and perform its obligations under the Loan Documents and the Merger Documents to which it is a party. The execution, delivery and performance by the Borrower and each Restricted Subsidiary of the Loan Documents and the Merger Documents to which it is a party have been duly authorized by all necessary action on its part, and the Loan Documents and the Merger Documents constitute the legal, valid and binding obligations of the Borrower and each Restricted Subsidiary party thereto, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

     Section 7.06  Approvals. Other than filings with, and approvals from,
                   ----------
the SEC, and approval of the shareholders of each of Bargo and the Borrower that will have been obtained prior to the date of the Initial Funding in connection with the Merger, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any third Person are necessary for the execution, delivery or performance by the Borrower or any Restricted Subsidiary of the Loan Documents or the Merger Documents or for the validity or enforceability thereof, except for (a) the recording and filing of the Security Instruments as required by this Agreement and (b) those third party approvals or consents which, if not made or obtained, would not cause a Default or Event of Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents.

     Section 7.07  Use of Loans and Letters of Credit. The proceeds of the
                   -----------------------------------
Loans and the Letters of Credit shall be used to provide working capital for exploration and production operations, to refinance Debt under the Existing Credit Facilities, to pay the redemption or the purchase price for 5,000,000 shares of Bargo's Cumulative Redeemable Preferred Stock, Series B, par value $0.01 and Bargo common stock owned by the holders of such preferred stock, and to provide funding in connection with the Merger and for general corporate purposes. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violation the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     Section 7.08  ERISA. Except where the taking of such action (or where
                   ------
the failure to take such action, as applicable) could reasonably be expected to have a Material Adverse Effect:

     (a) the Borrower and each ERISA Affiliate have complied with ERISA and, where applicable, the Code regarding each Plan;

     (b) each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code;

     (c) no act, omission or transaction has occurred with respect to any Plan which could result in imposition on the Borrower or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA;

     (d) no Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated in the last six years. No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Borrower or any ERISA Affiliate has been or is expected by the Borrower or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred;

     (e) full payment when due has been made of all amounts which the Borrower or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan;

     (f) the actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by an amount in excess of $2,000,000. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

     (g) neither the Borrower nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, other than as required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, that may not be terminated by the Borrower or any ERISA Affiliate in its sole discretion at any time without any material liability;

     (h) none of the Borrower or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan; and

     (i) none of the Borrower or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

     Section 7.09  Taxes. Each of the Borrower and its Subsidiaries has filed
                   ------
all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, except any such taxes which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax or other such governmental charge.

     Section 7.10  Titles, Etc.
                   -----------

     (a) Each of the Borrower and the Restricted Subsidiaries has good and defensible title to its material Oil and Gas Properties and good title to its material personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens, the Borrower or the Restricted Subsidiary specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate the Borrower or such Restricted Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower's or such Restricted Subsidiary's net revenue interest in such Property.

     (b) All material leases and agreements necessary for the conduct of the business of the Borrower and the Restricted Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole.

     (c) The rights, Properties and other assets presently owned, leased or licensed by the Borrower and the Restricted Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit the Borrower and the Restricted Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

     (d) All of the assets and Properties of the Borrower and the Restricted Subsidiaries which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

     Section 7.11  No Material Misstatements. No written information,
                   --------------------------
statement, exhibit, certificate, document or report furnished to the Administrative Agent and the Lenders (or any of them) by the Borrower or any Restricted Subsidiary or any of their Affiliates in connection with the negotiation of this Agreement contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to the Borrower and the Restricted Subsidiaries taken as a whole. There is no fact peculiar to the Borrower or any Restricted Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have (so far as the Borrower can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Administrative Agent by or on behalf of the Borrower or any Restricted Subsidiary prior to, or on, the Closing Date in connection with the transactions contemplated hereby. There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein, it being understood that each Reserve Report is necessarily based upon professional opinions, estimates and projections and that Borrower does not warrant that such opinions, estimates and projections will ultimately prove to have been accurate. No representation or warranty is made with respect to any Hydrocarbon Interest to which no proved oil or gas reserves are properly attributed.

     Section 7.12  Investment Company Act. Neither the Borrower nor any
                   ----------------------
Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Section 7.13  Public Utility Holding Company Act. Neither the Borrower
                   -----------------------------------
nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 7.14  Subsidiaries. Except as set forth on Schedule 7.14 or as
                   -------------
disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders) which shall be a supplement to Schedule 7.14, the Borrower has no Subsidiaries. Schedule 7.14 identifies each Subsidiary as either Restricted or Unrestricted, and each Restricted Subsidiary on such schedule is a Wholly-Owned Subsidiary.

     Section 7.15  Location of Business and Offices. The Borrower's principal
                   ---------------------------------
place of business and chief executive offices are located at the address stated on the signature page of this

Agreement. The principal place of business and chief executive office of each Restricted Subsidiary are located at the addresses stated on Schedule 7.14.

     Section 7.16  Defaults. Neither the Borrower nor any Restricted
                   ---------
Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Borrower or any Restricted Subsidiary is a party or by which the Borrower or any Restricted Subsidiary is bound which default could reasonably be expected to have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

     Section 7.17  Environmental Matters. Except as could not be reasonably
                   ----------------------
expected to have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions could not be reasonably expected to have a Material Adverse Effect):

     (a) neither any Property of the Borrower or any Restricted Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

     (b) no Property of the Borrower or any Restricted Subsidiary nor the operations currently conducted thereon or, to the knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

     (c) all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower and each Restricted Subsidiary, including, without limitation, past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Borrower and each Restricted Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

     (d) all hazardous substances, solid waste and oil and gas exploration and production wastes, if any, generated at any and all Property of the Borrower or any Restricted Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

     (e) the Borrower has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Borrower or any Restricted Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

     (f) to the extent applicable, all Property of the Borrower and each Restricted Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA, and the Borrower does not have any reason to believe that such Property, to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

     (g) neither the Borrower nor any Restricted Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

     Section 7.18  Compliance with the Law; Maintenance of Properties.
                   ---------------------------------------------------
Neither the Borrower nor any Restricted Subsidiary has violated any applicable Governmental Requirement binding upon it or its Properties or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties; specifically in this connection, except for those as could not be reasonably expected to have a Material Adverse Effect, (a) after the Closing Date, no Oil and Gas Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Closing Date and (b) none of the wells comprising a part of the Oil and Gas Properties (or properties unitized therewith) is deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties).

     Section 7.19  Insurance. The Borrower has, and has caused all its
                   ----------
Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower and its Restricted Subsidiaries. The Agents and the Lenders have been named as additional insureds in respect of such liability insurance policies.

     Section 7.20  Hedging Agreements. Schedule 7.20 sets forth, as of the
                   -------------------
Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

     Section 7.21  Restriction on Liens. Neither the Borrower nor any of the
                   ---------------------
Restricted Subsidiaries is a party to any material agreement or arrangement (other than instruments creating Liens permitted by Sections 9.03(c) and (e), but then only on the Property subject of such Lien), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their respective assets or Properties to secure the Indebtedness and the Loan Documents.

     Section 7.22  Intellectual Property. The Borrower and its Restricted
                   ----------------------
Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

     Section 7.23  Gas Imbalances. As of the Closing Date, except as set
                   ---------------
forth on Schedule 7.23 or on the most recent certificate delivered pursuant to
Section 8.07(c), on a net basis there are no gas imbalances, take or pay or other prepayments with respect to the Borrower's Oil and Gas Properties which would require the Borrower to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor exceeding one and one-half million mcf of gas in the aggregate.

     Section 7.24  Merger. The copy of the Agreement and Plan of Merger
                   -------
previously delivered by the Borrower to the Administrative Agent is complete and accurate and has not been amended or modified in any manner, other than pursuant to amendments or modifications previously delivered to the Administrative Agent. No party to any Merger Document is in default in respect of any material term or obligation thereunder.

     Section 7.25  Marketing of Production. Except for contracts listed on
                   ------------------------
Schedule 7.25 (with respect to all of which contracts the Borrower represents that it or its Restricted Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property's delivery capacity), as of the Closing Date, there exist no material agreements which are not cancelable on 60 days notice or less without penalty or detriment for the sale of production from the Borrower's or its Restricted Subsidiaries' Hydrocarbons (including, without limitation, calls on, or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the Closing Date.

     Section 7.26  Material Personal Property. All pipelines, wells, gas
                   --------------------------
processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Borrower or any of its Restricted Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Borrower or any of its Restricted Subsidiaries, in a manner consistent with the Borrower's or its Restricted Subsidiaries' past practices (other than those the failure of which to maintain in accordance with this Section 7.26 could not reasonably be expect to have a Material Adverse Effect).

     Section 7.27  Specified Senior Indebtedness. The Indebtedness of the
                   -----------------------------
Borrower constitutes "Senior Indebtedness" and "Specified Senior Indebtedness," and the Indebtedness of each Guarantor under the Loan Documents to which it is a party constitutes "Guarantor Senior Indebtedness" and "Specified Guarantor Senior Indebtedness," in each case, under and as defined in the Senior Subordinated Indenture pursuant to which the Senior Subordinated Notes have been issued.

                                  ARTICLE VIII
                              Affirmative Covenants

     The Borrower covenants and agrees that, so long as any of the Aggregate Commitments is in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Borrower hereunder and under the other Loan Documents:

     Section 8.01  Reporting Requirements. The Borrower shall deliver, or shall
                   ----------------------
cause to be delivered, to the Administrative Agent (and, with respect to the financial statements delivered pursuant to Sections 8.01(a) and (b), with sufficient copies of each for the Lenders):

     (a)    Annual Financial Statements. As soon as available and in any event
            ---------------------------
within ninety (90) days after the end of each fiscal year of the Borrower, the audited consolidated statements of income, stockholders' equity, changes in financial position and cash flow of the Borrower and its Consolidated Subsidiaries for such fiscal year, and the related consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Administrative Agent which opinion shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

     (b)    Quarterly Financial Statements. As soon as available and in any
            ------------------------------
event within forty five (45) days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, consolidated statements of income, stockholders' equity, changes in financial position and cash flow of the Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

     (c)    Notice of Default, Etc. Promptly after the Borrower knows that any
            ----------------------
Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto.

     (d)    Other Accounting Reports. Promptly upon receipt thereof, a copy of
            ------------------------

each other report or letter submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any Subsidiary, and a copy of any response by the Borrower or any such Subsidiary of the Borrower, or the Board of Directors of the Borrower or any such Subsidiary of the Borrower, to such letter or report.

     (e)    SEC Filings, Etc. Promptly upon its becoming available, each
            ----------------
financial statement, report, notice or proxy statement sent by the Borrower to stockholders generally and each regular or periodic report and any registration statement or prospectus filed by the Borrower with any securities exchange or the SEC.

     (f)    Notices Under Material Instruments. Promptly after the furnishing
            ----------------------------------
thereof, copies of any financial statement, report or notice furnished to or any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement in respect of Debt in excess of $2,000,000, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

     (g)    Hedging Agreements. Together with the delivery of the financial
            ------------------
information to be supplied under Sections 8.01(a) and (b), a report, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter or fiscal year, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

     (h)    Compliance Certificates. At the time it furnishes each set of
            -----------------------
financial statements under Sections 8.01(a) and (b) above, a certificate substantially in the form of Exhibit C hereto executed by a Responsible Officer
(i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Section 9.01 and Section 8.09(b) as of the end of the respective fiscal quarter or fiscal year.

     (i)    Consolidating Information. If, at any time, all of the Consolidated
            --------------------------
Subsidiaries of the Borrower are not Consolidated Restricted Subsidiaries, then with the delivery of the financial information to be supplied under Section 8.01(a) or (b), consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower.

     (j)    Issuance of Additional Senior Subordinated Notes; Permitted
            -----------------------------------------------------------
Refinancing Debt. In the event the Borrower intends to issue additional Senior
-----------------
Subordinated Notes or to refinance the Senior Subordinated Notes with Permitted Refinancing Debt as contemplated by Section 9.02(h), prior written notice of such intended offering therefor, the amount thereof and the anticipated date of closing and will furnish a copy of the preliminary offering memorandum (if any) and the final offering memorandum.

     (k)    Notice of Sales. In the event the Borrower or any Restricted
            ---------------
Subsidiary intends to sell, transfer, assign or otherwise dispose of any Oil or Gas Properties in accordance with this Agreement (but only if such transaction involves the disposition of Oil and Gas Properties for a value in excess of $5,000,000) prior written notice of such disposition, the price thereof and the anticipated date of closing.

     (l)    Change of Rating. Within two (2) Business Days of an announcement by
            ----------------
either S&P or Moody's of a change in any of the following: (i) the Senior Secured Debt Rating or (ii) any other rating of the Borrower or its Subsidiaries, written notice of such change.

     (m)    Information Regarding Borrower and Guarantors. Prompt written notice
            ---------------------------------------------
(and in any event within thirty (30) days upon becoming aware thereof) of any change (i) in the Borrower or any Guarantor's corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Borrower or any Guarantor's chief executive office or principal place of business, (iii) in the Borrower or any Guarantor's identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, and (iv) in the Borrower or any Guarantor's federal taxpayer identification number.

     (n)    Casualty and Condemnation. Prompt written notice, and in any event
            -------------------------
within three (3) Business Days, of the occurrence of any Casualty Event to the Mortgaged Property or the commencement of any action or proceeding for the taking of any material portion of the Mortgaged Property or any part thereof or interest therein under power of eminent domain or by condemnation, nationalization or similar proceeding.

     (o)    Lists of Purchasers. Promptly following the written request from the
            -------------------
Administrative Agent thereof, a list of all Persons disbursing proceeds to the Borrower or any Restricted Subsidiary from its Oil and Gas Properties.

     (n)    Other Matters. From time to time, such other information regarding
            -------------
the business, affairs or financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Administrative Agent (at the request of any Lender) may reasonably request.

     Section 8.02  Litigation. The Borrower shall promptly give to the
                   ----------
Administrative Agent notice of all legal or arbitral proceedings, and of all proceedings before any Governmental Authority filed against the Borrower or any Restricted Subsidiary, except proceedings which, if adversely determined, could not reasonably be expected to result in liability not fully covered by insurance, subject to normal deductibles, in excess of $1,000,000 (whether individually or in the aggregate).

     Section 8.03  Maintenance, Compliance with Laws, Taxes, Inspections,
                   ------------------------------------------------------
Insurance, Etc.
--------------

     (a)    The Borrower shall, and shall cause each Restricted Subsidiary to:
(i) except as permitted in Section 9.12, preserve and maintain its existence and all of its material rights, privileges and franchises and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; (ii) keep books of record and account in accordance with GAAP; (iii) comply with all Governmental Requirements if failure to comply with such requirements could reasonably be expected to have a Material Adverse Effect; (iv) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; (v) upon reasonable notice, permit representatives of the Administrative Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); and (vi) keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance against risks as is usually carried by such Persons. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and naming the Administrative Agent and the Lenders as "additional insureds" and shall provide that the insurer will endeavor to give at least 30 days prior notice of any cancellation to the Administrative Agent.

     (b) Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished to the Administrative Agent a certificate of insurance coverage from the insurer in form and substance satisfactory to the Administrative Agent and, if requested, will furnish the Administrative Agent and the Lenders copies of the applicable policies.

     (c) The Borrower will, and will cause each Restricted Subsidiary to, operate its Properties or cause such Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable pro ration and Environmental Laws and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

     (d) The Borrower, at its own expense, will, and will cause each Restricted Subsidiary to, do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Oil and Gas Properties and other material Properties, including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its material Oil and Gas Properties and other material Properties will be preserved and maintained, except to the extent a portion of such Properties is no longer capable of commercially producing Hydrocarbons. The Borrower will, and will cause each Restricted Subsidiary to, promptly: (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder, and (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, except in each case of clauses (i) and (ii) to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts and except for dispositions permitted by Section 9.13. The Borrower will and will cause each Restricted Subsidiary to operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in accordance with the practices of the industry and in material compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements. To the extent the Borrower is not the operator of such Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.03(d).

     Section 8.04  Environmental Matters.
                   ---------------------

     (a) The Borrower will, and will cause each Restricted Subsidiary to, establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following could not reasonably be expected to have a Material Adverse Effect: (i) all Property of the Borrower and the Restricted Subsidiaries and the operations conducted thereon and other activities of the Borrower and the Restricted Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, oil and gas production or exploration wastes, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws,
(iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA and (iv) no oil, oil and gas exploration and production wastes or hazardous substances or solid wastes are released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

     (b) The Borrower will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority against the Borrower or its Restricted Subsidiaries or their Properties which the Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action will result in liability, not fully covered by insurance, subject to normal deductibles, (whether individually or in the aggregate) in excess of $1,000,000.

     Section 8.05  Further Assurances.
                   ------------------

     (a) The Borrower at its expense will, and will cause each Restricted Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the covenants and agreements of the Borrower or any Restricted Subsidiary, as the case may be, in the Security Instruments, the Notes and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

     (b) The Borrower hereby authorizes the Administrative Agent and the Lenders to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law. The Administrative Agent will promptly send the Borrower any financing or continuation statements it files without the signature of the Borrower or any other Guarantor and the Administrative Agent will promptly send the Borrower the filing or recordation information with respect thereto.

     Section 8.06  Performance of Obligations. The Borrower will pay the Notes
                   --------------------------
according to the reading, tenor and effect thereof, and the Borrower will and will cause each Restricted Subsidiary to do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents and this Agreement, at the time or times and in the manner specified.

     Section 8.07  Reserve Reports.
                   ---------------

     (a) On or before February 28 and August 31 of each year, commencing August 31, 2001, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report. The Reserve Report as of January 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and the July 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

     (b) In the event of an unscheduled redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report. For any unscheduled redetermination requested by the Required Lenders or the Borrower pursuant to Section 2.08(e), the Borrower shall provide such Reserve Report with an "as of" date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.

     (c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders, a certificate from a Responsible Officer certifying that, to the best of his knowledge and in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Borrower or its Restricted Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.23 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Restricted Subsidiary to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Majority Lenders, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the Closing Date or the most recently delivered Reserve Report which the Borrower would have been obligated to list on Schedule 7.25 had such agreement been in effect on the Closing Date and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Property.

     Section 8.08  Title Information.
                   -----------------

     (a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.07(a), the Borrower will deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the value of the Oil and Gas Properties evaluated by such Reserve Report.

     (b) If the Borrower has provided title information for additional Properties under Section 8.08(a), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens having an equivalent value or (iii) deliver title information in form and substance acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the value of the Oil and Gas Properties evaluated by such Reserve Report.

     (c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 60-day period or the Borrower does not comply with the requirements to provide acceptable title information covering 80% of the value of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default or an Event of Default, but instead the Administrative Agent and the Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Lenders are not satisfied with title to any Mortgaged Property after the 60-day period has elapsed, such unacceptable Mortgaged Property shall not count towards the 80% requirement, and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by all of the Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information on 80% of the value of the Oil and Gas Properties. This new Borrowing Base shall become effective immediately after receipt of such notice.

     Section 8.09  Additional Collateral; Additional Guarantors.
                   --------------------------------------------

     (a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties to ascertain whether the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 80% of such total value, then the Borrower shall, and shall cause its Restricted Subsidiaries to, grant to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens of the type described in clauses (i) to (v), (vii) and (viii) of the definition thereof) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that affecting giving effect thereto, the Mortgaged Properties will represent at least 80% of such value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements, or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.09(b).

     (b) In the event that (i) the Borrower determines that any Restricted Subsidiary is a Material Domestic Subsidiary or (ii) any Domestic Subsidiary incurs or guarantees any Debt, the

Borrower shall promptly cause such Restricted Subsidiary to guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Restricted Subsidiary to, (A) execute and deliver a supplement to the Guaranty Agreement executed by such Subsidiary, (B) pledge all of the capital stock of such new Subsidiary (including, without limitation, delivery of original stock certificates evidencing the capital stock of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

     (c) In the event any Domestic Subsidiary becomes the owner of a Foreign Subsidiary which has total assets in excess of $1,000,000, then the Borrower shall promptly cause such Domestic Subsidiary to guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Domestic Subsidiary to, (i) execute and deliver a supplement to the Guaranty Agreement executed by such Domestic Subsidiary, (ii) pledge 65% of all the capital stock of such Foreign Subsidiary (including, without limitation, delivery of original stock certificates evidencing such capital stock of such Foreign Subsidiary, together with appropriate stock powers for each certificate duly executed in blank by the registered owner thereof) and (iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

     Section 8.10  ERISA Information and Compliance. As soon as available, and
                   --------------------------------
in any event, within ten (10) days after the Borrower obtains knowledge of any of the following, the Borrower will furnish and will cause each ERISA Affiliate to promptly furnish to the Administrative Agent with sufficient copies to the Lenders (i) a written notice signed by a Responsible Officer describing the occurrence of any ERISA Event or of any material "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, and specifying what action the Borrower or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (ii) copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan and (iii) a written notice of the Borrower's or an ERISA Affiliate's participation in a Multiemployer Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each ERISA Affiliate to, (a) satisfy in full and in a timely manner, without incurring any material late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (b) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any material late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

     Section 8.11  Hedging Agreements. The Borrower shall maintain the hedged
                   ------------------
position established by the Hedging Agreements required under Section 6.01(q) during the period specified therein and shall neither assign, terminate or unwind any such Hedging Agreements nor sell any Hedging Agreements if the effect of such action (when taken together with any other

Hedging Agreements executed contemporaneously with the taking of such action) would have the effect of canceling its positions under such Hedging Agreements required hereby.

     Section 8.12  Unrestricted Subsidiaries. The Borrower:
                   -------------------------

     (a) will cause the management, business and affairs of each of the Borrower and its Restricted Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting Properties of the Borrower and its respective Restricted Subsidiaries to be commingled) so that each Unrestricted Subsidiary that is a corporation will be treated as a corporate entity separate and distinct from Borrower and the Restricted Subsidiaries;

     (b) will not, and will not permit any of the Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Debt of any of the Unrestricted Subsidiaries; and

     (c) will not permit any Unrestricted Subsidiary to hold any equity interest in, or any Debt of, the Borrower or any Restricted Subsidiary.

                                   ARTICLE IX
                               Negative Covenants

     The Borrower covenants and agrees that, so long as any of the Aggregate Commitments is in effect and until payment in full of Loans hereunder, all interest thereon and all other amounts payable by the Borrower hereunder and under the other Loan Documents:

     Section 9.01  Financial Covenants.
                   -------------------

     (a)    Interest Coverage Ratio. The Borrower will not, as of the last day
            -----------------------
of any fiscal quarter, permit its ratio of EBITDAX for the period of four fiscal quarters then ending to Interest Expense for such period be less than 2.5 to 1.0.

     (b)    Ratio of Total Debt to EBITDAX. The Borrower will not, at any time,
            ------------------------------
permit its ratio of Total Debt as of such time to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 3.5 to 1.0.

     (c)    Current Ratio. The Borrower will not permit, as of the last day of
            -------------
any fiscal quarter, its ratio of (i) consolidated current assets (including the Unused Amount) to (ii) consolidated current liabilities (excluding non-cash obligations under FAS 133) to be less than 1.0 to 1.0.

     Section 9.02  Debt. Neither the Borrower nor any Restricted Subsidiary will
                   ----
incur, create, assume or suffer to exist any Debt, except:

     (a) the Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents;

     (b) Debt of the Borrower and its Restricted Subsidiaries existing on the Closing Date that is reflected in the Financial Statements, and any refinancings, renewals or extensions (but not increases) thereof;

     (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than ninety (90) days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

     (d) Debt under Capital Leases (as required to be reported on the financial statements of the Borrower pursuant to GAAP) not to exceed $2,000,000;

     (e) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties;

     (f) intercompany Debt between the Borrower and any Restricted Subsidiary or between Restricted Subsidiaries to the extent permitted by Section 9.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Borrower or one of its Wholly-Owned Subsidiaries, and, provided further, that any such Debt owed by either the Borrower or a Guarantor shall be subordinated to the Indebtedness on terms set forth in the Guaranty Agreement;

     (g) endorsements of negotiable instruments for collection in the ordinary course of business;

     (h) Debt (i) under the Senior Subordinated Notes and any guarantees thereof, the principal amount of which does not exceed $100,000,000 in the aggregate, provided that the Borrower may incur up to an additional $100,000,000 of Senior Subordinated Notes, together with guarantees thereof, if (A) such Senior Subordinated Notes are issued prior to October 1, 2001, (B) the stated interest rate on such Senior Subordinated Notes does not exceed 10-7/8% per annum, (C) such Senior Subordinated Notes do not have any scheduled amortization prior to April, 2007, (D) such Senior Subordinated Notes do not mature sooner than April, 2007 and (E) such Senior Subordinated Notes and any guarantees thereof are subordinated on terms substantially identical to those contained in the Senior Subordinated Indenture pursuant to which the Senior Subordinated Notes have been issued, and (ii) which constitutes Permitted Refinancing Debt and any guarantees thereof; and

     (i) other Debt not to exceed $3,000,000 in the aggregate at any one time outstanding.

     Section 9.03 Liens. Neither the Borrower nor any Restricted Subsidiary will
                  -----
create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

     (a)    Liens securing the payment of any Indebtedness;

     (b)    Excepted Liens;

     (c) Liens securing leases giving rise to Debt allowed under Section 9.02(d) but only on the Property under lease;

     (d)    Liens disclosed on Schedule 9.03;

     (e) Liens on cash or securities to secure the obligations under the Coral Agreement;

     (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses in this Section 9.03; provided that any such Debt is not increased beyond the amount thereof outstanding on the Closing Date (other than increases associated with the capitalization of refinancing costs) and is not secured by any additional assets; and

     (g)    Liens not otherwise permitted by the foregoing clauses of this
Section 9.03; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(g) shall not exceed $3,000,000 at any time.

     Section 9.04  Dividends, Distributions and Redemptions; Repayment of Senior
                   -------------------------------------------------------------
Subordinated Notes.
------------------

     (a)    Dividends, etc. The Borrower will not declare or pay any dividend,
            --------------
purchase, redeem or otherwise acquire for value any of its common or preferred stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders; provided that the Borrower may (i) declare and make dividend payments or other distributions payable solely in common or preferred stock (other than Disqualified Capital Stock) and (ii) purchase, redeem or otherwise acquire shares of its common stock with the proceeds received from the substantially concurrent issuance of new shares of common stock.

     (b)    Repayment of Senior Subordinated Notes; Amendment of Senior
            ------------------------------------------------------------
Subordinated Indenture. The Borrower will not, and will not permit any
----------------------
Restricted Subsidiary to, prior to the Termination Date: (i) make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Senior Subordinated Notes or the Permitted Refinancing Debt (if any); provided that the Company may prepay the Senior Subordinated Notes with the proceeds of any Permitted Refinancing Debt or with the net cash proceeds of any sale of capital stock (other than Disqualified Capital Stock) of the Borrower,
(ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Subordinated Notes, the Permitted Refinancing Debt (if any) or any Senior Subordinated Indenture if (A) the effect thereof would be to shorten the maturity or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or (B) such action requires the payment of a consent fee in excess of 50 basis points on the stated principal amount of the Senior Subordinated Notes (provided that if a Default is continuing or a Borrowing Base deficiency then exists, then no consent fee shall be payable), provided that the foregoing shall not prohibit the execution of supplemental indentures associated with the incurrence of additional Senior Subordinated Notes to the extent permitted by Section 9.02(h), the execution of other indentures or agreements in connection with the issuance of Permitted Refinancing Debt or the execution of supplemental indentures to add guarantors if required by the terms of any Senior Subordinated Indenture or (iii) designate any Debt (other than obligations of the Borrower and the Restricted Subsidiaries pursuant to the Loan Documents) as "Specified Senior Indebtedness" or "Specified Guarantor Senior Indebtedness" or give any such other Debt any other similar designation for the purposes of any Senior Subordinated Indenture.

     Section 9.05  Investments, Loans and Advances. Neither the Borrower nor any
                   -------------------------------
Restricted Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

     (a) Investments reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.05;

     (b)    accounts receivable arising in the ordinary course of business;

     (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

     (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's;

     (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively;

     (f) deposits in money market funds investing exclusively in Investments described in Section 9.05(c), 9.05(d) or 9.05(e);

     (g) Investments (i) made by the Borrower in or to the Guarantors or in any Restricted Subsidiaries formed under the laws of Canada or any province thereof, (ii) made by any Restricted Subsidiary in the Borrower, any Guarantor or in any Restricted Subsidiaries formed under the laws of Canada or any province thereof, (iii) made by the Borrower or any Restricted Subsidiary in or to all other Domestic Subsidiaries which are not Guarantors in an aggregate amount at any one time outstanding not to exceed $7,500,000 and (iv) made by the Borrower or any Restricted Subsidiary in or to any Foreign Subsidiary (other than any Restricted Subsidiaries formed under the laws of Canada or any province thereof) in an aggregate amount at any one time outstanding not to exceed $2,000,000;

     (h) Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities (each a "venture")
                                                                       -------
entered into by the Borrower or a Restricted Subsidiary with others in the ordinary course of business; provided that (i) any such venture is engaged exclusively in oil and gas exploration, development, production, processing and related activities, including transportation, (ii) the interest in such venture is acquired in the ordinary course of business and on fair and reasonable terms and (iii) such venture interests acquired and capital contributions made (valued as of the date such interest was acquired or the contribution made) do not exceed, in the aggregate at any time outstanding an amount equal to $7,500,000;

     (i) loans and advances to directors, officers and employees not to exceed $500,000 in the aggregate at any time;

     (j) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to the Borrower or any Restricted Subsidiary as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Borrower or any of its Restricted Subsidiaries; provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all investments held at any one time under this Section 9.05(j) exceeds $2,000,000;

     (k) Investments in Unrestricted Subsidiaries, provided that (i) the aggregate amount of all such investments at any one time shall not exceed $15,000,000 (or its equivalent in other currencies as of the date of Investment) and (ii) the Borrowing Base Utilization Percentage is less than 80% immediately before and immediately after giving effect to such Investment;

     (l) Investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business; and

     (m) other Investments not to exceed $7,500,000 in the aggregate at any time.

     Section 9.06  Designation and Conversion of Restricted and Unrestricted
                   ---------------------------------------------------------
Subsidiaries; Debt of Unrestricted Subsidiaries.
-----------------------------------------------

     (a) Unless designated as an Unrestricted Subsidiary on Schedule 7.14 as of the Closing Date or thereafter, assuming compliance with Section 9.06(b), any Person that becomes a Subsidiary of the Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary.

     (b) The Borrower may designate any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither a Default, Event of Default nor a Borrowing Base deficiency would exist and (ii) such designation is deemed to be an investment in an Unrestricted Subsidiary in an amount equal to the fair market value of the Borrower's direct and indirect ownership interest in such Subsidiary and such investment would be permitted to be made at the time of such designation under Section 9.05(k). Except as provided in this Section 9.06(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.

     (c) The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the

Borrower and its Restricted Subsidiaries contained in each of the Loan Documents are true and correct on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default or Event of Default would exist and (iii) the Borrower complies with the requirements of Sections 8.09, 8.12 and 9.16. Any such designation shall be treated as a cash dividend in an amount equal to the lesser of the fair market value of the Borrower's direct and indirect ownership interest in such Subsidiary or the amount of the Borrower's cash investment previously made for purposes of the limitation on Investments under Section 9.05(k).

     (d) The Borrower shall not permit the aggregate principal amount of all Non-Recourse Debt outstanding at any one time to exceed $50,000,000.

     Section 9.07  Nature of Business; International Operations. Neither the
                   --------------------------------------------
Borrower nor any Restricted Subsidiary will allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. Notwithstanding the foregoing, this Section shall not prohibit the Borrower or its Restricted Subsidiaries from owning the Property described on Schedule 9.07. From and after the Closing Date, neither the Borrower nor any Domestic Subsidiary will acquire, or make any expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties not located within the geographical boundaries of the United States or Canada except that expenditures may be made related to Oil and Gas Properties located in Ecuador which do not exceed $45,000,000 in the aggregate or $25,000,000 during any fiscal year.

     Section 9.08  Limitation on Leases. Neither the Borrower nor any Restricted
                   --------------------
Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Restricted Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $2,000,000 in any period of twelve consecutive calendar months during the life of such leases.

     Section 9.09  Proceeds of Notes. The Borrower will not permit the proceeds
                   -----------------
of the Notes to be used for any purpose other than those permitted by Section
7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System, as the case may be.

     Section 9.10  ERISA Compliance. The Borrower will not at any time:
                   -----------------

     (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower or any ERISA Affiliate could be subjected to either a material civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a material tax imposed by Chapter 43 of Subtitle D of the Code with respect to a Plan;

     (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to the Borrower or any ERISA Affiliate to the PBGC which could reasonably be expected to have a Material Adverse Effect;

     (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower or any ERISA Affiliate is required to pay as contributions thereto if such failure could reasonably be expected to have a Material Adverse Effect;

     (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan which exceeds $2,000,000;

     (e) except as provided in Section 9.10(g), permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by more than $2,000,000, with the term "actuarial present value of the benefit liabilities" having the meaning specified in section 4041 of ERISA;

     (f) contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan if such action could reasonably be expected to have a Material Adverse Effect;

     (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such Merger has sponsored, maintained, or contributed to, (i) any Multiemployer Plan if the funding status of such Multiemployer Plan is such that a total or partial withdrawal from it by such Person could reasonably be expected to have a Material Adverse Effect, or (ii) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by an amount in excess of $2,000,000;

     (h) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA in excess of $2,000,000; or

     (i) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

     Section 9.11  Sale or Discount of Receivables. Except for receivables
                   -------------------------------
obtained by the Borrower or any Restricted Subsidiary out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable, neither the Borrower nor any Restricted Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

     Section 9.12  Mergers, Etc. With the exception of the Merger, neither the
                   ------------
Borrower nor any Restricted Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person (any such transaction, a "consolidation"); provided that

     (a) the Borrower or any Restricted Subsidiary may participate in a consolidation with any other Person; provided that (i) no Default or Event of Default is continuing, (ii) any such consolidation would not cause a Default or Event of Default hereunder, (iii) if the Borrower consolidates with any Person, the Borrower shall be the surviving Person, (iv) if any Restricted Subsidiary consolidates with any Person (other than the Borrower or a Restricted Subsidiary) and such Restricted Subsidiary is not the surviving Person, such surviving Person shall expressly assume in writing (in form and substance satisfactory to the Administrative Agent) all obligations of such Restricted Subsidiary under the Loan Documents and (iv) the Borrowing Base will be redetermined in accordance with Section 2.08;

     (b) any Restricted Subsidiary (including a Foreign Subsidiary) may participate in a consolidation with the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or any other Restricted Subsidiary that is a Domestic Subsidiary (provided that if one of such parties to the consolidation is a Foreign Subsidiary, such Domestic Subsidiary shall be the continuing or surviving Person) and if one of such Restricted Subsidiaries is a Wholly-Owned Subsidiary, then the surviving Person shall be a Wholly-Owned Subsidiary, and

     (c) any Foreign Subsidiary of the Borrower may participate in a consolidation with any one or more Foreign Subsidiaries; provided that if one of such Foreign Subsidiaries is a Wholly-Owned Subsidiary, the survivor shall be a Wholly-Owned Subsidiary.

     Section 9.13  Sale of Oil and Gas Properties. The Borrower will not, and
                   ------------------------------
will not permit any Restricted Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Oil and Gas Property or any interest in any Oil and Gas Property except for (a) the sale of Hydrocarbons in the ordinary course of business; (b) farmouts of undeveloped acreage and assignments in connection with such farmouts; (c) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Restricted Subsidiary or is replaced by equipment of at least comparable value and use; (d) the sale, transfer or other disposition of equity interests in Unrestricted Subsidiaries and (e) sales or other dispositions (including Casualty Events and dispositions resulting from the exercise of eminent domain, condemnation or nationalization) of Oil and Gas Properties or any interest therein or Restricted Subsidiaries owning Oil and Gas

Properties; provided that such sales or other dispositions of Oil and Gas Properties or Restricted Subsidiaries owning Oil and Gas Properties included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates exceeding $20,000,000, individually or in the aggregate, shall result in an adjustment to the Borrowing Base in an amount equal to the value, if any, assigned such Property by the Required Lenders in good faith; and provided further that if any such sale or other disposition is of a Restricted Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the capital stock of such Restricted Subsidiary. To assign such a value, the Borrower shall give the Administrative Agent and the Lenders notice of the proposed sale or other disposition not less than ten (10) days prior to the date of the proposed sale or other disposition. The Administrative Agent shall, in good faith and utilizing the Engineering Reports delivered in connection with the most recent redetermination of the Borrowing Base (or the initial determination, as applicable), propose to the Lenders a reduction to the Borrowing Base to reflect the value of the Properties being sold or otherwise disposed of. Thereafter, the Lenders shall have five (5) days to approve or object to such proposed amount; and any failure to object shall be deemed to be an approval. In the event there is no approval or deemed approval, the Administrative Agent shall poll the Lenders to ascertain the lowest reduction to the Borrowing Base then acceptable to a number of Lenders sufficient to constitute the Required Lenders for purposes of this Section 9.13 and such amount shall then be the allocated value of the Property subject to such sale or disposition.

     Section 9.14  Environmental Matters. Neither the Borrower nor any
                   ---------------------
Restricted Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

     Section 9.15  Transactions with Affiliates. Neither the Borrower nor any
                   ----------------------------
Restricted Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are otherwise permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

     Section 9.16  Subsidiaries. The Borrower shall not, and shall not permit
                   ------------
any Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless the Borrower complies with Section 8.09(b). The Borrower shall not, and shall not permit any Restricted Subsidiary to, sell, assign or otherwise dispose of any capital stock in any Restricted Subsidiary except in compliance with
Section 9.13(e).

     Section 9.17  Negative Pledge Agreements. Neither the Borrower nor any
                   --------------------------
Restricted Subsidiary will create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement, the Security Instruments, instruments governing Debt permitted under Section 9.02(h) or other instruments creating Liens permitted by Section 9.03(c) and (e) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Restricted Subsidiary from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith.

     Section 9.18 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower
                  ------------------------------------------------
will not allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower that would require the Borrower to deliver Hydrocarbons produced on Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor to exceed two and one-half million mcf of gas in the aggregate on a net basis for the Borrower.

     Section 9.19 Merger Documents; Coral Agreement. The Borrower will not, and
                  ----------------
will not permit any of its Subsidiaries to, amend, modify or supplement any of the Merger Documents if the effect thereof could reasonably be expected to have a Material Adverse Effect (and provided that the Borrower promptly furnish to the Administrative Agent a copy of such amendment, modification or supplement). The Borrower will not, and will not permit any of its Subsidiaries to, amend, modify or supplement the Coral Agreement without the prior written consent to the Administrative Agent.

     Section 9.20 Hedging Agreements. Neither the Borrower nor any Restricted
                  -------------------
Subsidiary will enter into any Hedging Agreements with any Person other than (a) Hedging Agreements required under Section 6.01(q), (b) Hedging Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Hedging Agreements then in effect) do not exceed, as of the date such Hedging Agreement is executed, 75% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties for the period during which such Hedging Agreement is in effect, (c) Hedging Agreements in respect of interest rates (i) with an Approved Counterparty and (ii) the notional amounts of which (when aggregated with other interest rate Hedging Agreements then in effect) do not exceed 75% of principal amount of the Borrower's floating rate Debt in respect of borrowed money, and (d) Hedging Agreements in respect of currencies (i) with an Approved Counterparty, (ii) such transactions are to hedge actual or expected fluctuations in currencies and are not for speculative purposes and (iii) such transactions do not involve termination or expiry dates longer than six (6) months after the trade date in respect thereof. Except as permitted by Section 9.03(e) in respect of the Coral Agreement, in no event shall any Hedging Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Hedging Agreement or to cover market exposures.

                                    ARTICLE X
                           Events of Default; Remedies

     Section 10.01 Events of Default. One or more of the following events shall
                   -----------------
constitute an "Event of Default":
               ----------------

     (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or any reimbursement obligation for a disbursement made under any Letter of Credit, or any fees or other amount payable by it hereunder or under any Loan Document and such default, other than a default of a payment or prepayment of principal (which shall have no cure period), shall continue unremedied for a period of three (3) Business Days;

     (b) (i) the Borrower or any Restricted Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $2,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity or (ii) a default or early termination event shall occur and be continuing under any Hedging Agreement between the Borrower or any Restricted Subsidiary and any other Person which results in a net payment being due by the Borrower or such Restricted Subsidiary in excess of $2,000,000 and such payment is not paid when due or within three (3) Business Days thereafter;

     (c) any material representation or warranty made or deemed made herein or in any Loan Document by the Borrower or any Restricted Subsidiary, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or any Loan Document, shall prove to have been false or misleading as of the time made or furnished in any material respect;

     (d) (i) the Borrower or any Restricted Subsidiary shall default in the performance of any of its obligations under Article IX or (ii) the Borrower or any Restricted Subsidiary shall default in the performance of any of its obligations under this Agreement (other than Article IX) or any other Loan Document (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (A) notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent) or (B) a Responsible Officer of the Borrower or such Restricted Subsidiary otherwise becoming aware of such default;

     (e) the Borrower or any Restricted Subsidiary shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due;

     (f) the Borrower or any Restricted Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors,
(iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or (vi) take any action for the purpose of effecting any of the foregoing;

     (g) a proceeding or case shall be commenced, without the application or consent of the Borrower or any Restricted Subsidiary in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person of all or any substantial part of its assets, (iii) similar relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days or (iv) an order for relief against such Person shall be entered in an involuntary case under the Federal Bankruptcy Code;

     (h) a judgment or judgments for the payment of money in excess of $2,000,000 (net of insurance) in the aggregate less any amount payable because of insurance shall be rendered by a court against the Borrower or any Restricted Subsidiary and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or such Restricted Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal in good faith therefrom and cause the execution thereof to be stayed during such appeal;

     (i) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor party thereto, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Restricted Subsidiary or any of their Affiliates shall so state in writing; or

     (j) any Person or two or more Persons acting as a group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of the Borrower; or individuals who, as of the Closing Date, constitute the Board of Directors of the Borrower (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Borrower; provided, however, that any individual becoming a director of the Borrower subsequent to the date hereof whose election, or nomination for election by the Borrower's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Borrower.

     Section 10.02 Remedies.
                   --------

     (a)    In the case of an Event of Default other than one referred to in
Section 10.01 (e), (f) or (g), the Administrative Agent shall, upon request of the Majority Lenders, by notice to the Borrower, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, the payment of cash collateral to secure the LC

Exposure as provided in Section 2.10(b)) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     (b)    In the case of the occurrence of an Event of Default referred to in
Section 10.01 (e), (f) or (g), the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     (c) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

     (d) All proceeds received after maturity of the Notes, whether by acceleration or otherwise, shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; fifth to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI
                                   The Agents

     Section 11.01 Appointment, Powers and Immunities. Each Lender hereby
                   ----------------------------------
irrevocably appoints and authorizes Chase to act as its administrative agent hereunder and under the Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Administrative Agent nor any agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section
11.06 shall include reference to each of their Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have any duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes any representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for herein, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section 11.07, shall be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) shall be responsible for any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Agents may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

     Section 11.02 Reliance by Administrative Agent. The Administrative Agent
                   --------------------------------
shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by it.

     Section 11.03 Defaults. The Administrative Agent shall not be deemed to
                   --------
have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a
 -----------------
notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default.

     Section 11.04 Rights as a Lender. With respect to its Commitment and
                   ------------------
the Loans made by it and its participation in the issuance of Letters of Credit, Chase (and any successor acting as Administrative Agent) and BNP (an any successor acting as Syndication Agent), First Union and Fleet (and any successors acting as Documentation Agent), in their respective capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as an Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates,
          ------      -------
include each Agent in its individual capacity. Chase, BNP, First Union and Fleet (and any successor acting as an Agent) and their respective Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as an Agent, and Chase, BNP, First Union and Fleet and their respective Affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     Section 11.05 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY THE AGENTS,
                   ---------------
THE ARRANGERS AND THE ISSUING BANK RATABLY FOR THE INDEMNITY MATTERS AS DESCRIBED IN SECTION 12.03 TO THE EXTENT NOT INDEMNIFIED OR REIMBURSED BY THE BORROWER UNDER SECTION 12.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SAID

SECTION 12.03 AND FOR ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENTS, THE ARRANGERS OR ANY ISSUING BANK IN ANY WAY RELATING TO OR ARISING OUT OF: (I) THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF THEIR AGENCY DUTIES HEREUNDER OR (II) THE ENFORCEMENT OF ANY OF THE TERMS OF THIS AGREEMENT, ANY LOAN DOCUMENT OR OF ANY SUCH OTHER DOCUMENTS; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 11.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE AGENTS, THE ARRANGERS OR THE ISSUING BANK, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON SEEKING SUCH INDEMNIFICATION.

     Section 11.06 Non-Reliance on the Agents, Arrangers and other Lenders. Each
                   -------------------------------------------------------
Lender acknowledges and agrees that it has, independently and without reliance on the Agents, the Arrangers or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and its own decision to enter into this Agreement, and that each Lender will, independently and without reliance upon the Agents, the Arrangers or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agents and the Arrangers shall not be required to keep themselves informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Notes, the Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

     Section 11.07 Action by Administrative Agent. Except for action or other
                   ------------------------------
matters expressly required of the Administrative Agent, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders, the Majority Lenders or the Required Lenders, as applicable, (or all of the Lenders as expressly required by Section 12.04) specifying the action to be taken, and
(ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. If a Default or Event of Default has occurred and is continuing, neither Syndication Agent nor either Documentation Agent shall have any obligation to perform any act in respect thereof.

     Section 11.08 Resignation or Removal of Agent. Subject to the appointment
                   -------------------------------
and acceptance of a successor Agent as provided below, any Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and any Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent; provided that the successor shall have a combined capital and surplus of not less than $200,000,000 or its equivalent in other currencies. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint its successor; provided that the successor shall have a combined capital and surplus of not less than $200,000,000 or its equivalent in other currencies. Upon the acceptance of such appointment hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as an Agent, the provisions of this Article XI and Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as such Agent.

     Section 11.09 Authority of Administrative Agent to Release Liens. The
                   --------------------------------------------------
Administrative Agent is hereby authorized to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.13 or is otherwise authorized by the terms of the Loan Documents.

     Section 11.10 Arrangers, the Syndication Agent and Documentation Agents.
                   ---------------------------------------------------------
The Arrangers, the Syndication Agent and the Documentation Agents shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their duties, responsibilities and liabilities in their capacity as Lenders hereunder.

                                   ARTICLE XII
                                  Miscellaneous

     Section 12.01 Waiver. No failure on the part of the Administrative Agent or
                   ------
any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     Section 12.02 Notices. All notices and other communications provided for
                   -------
herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telecopy, courier or U.S. Mail or in writing and telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 5:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, three
(3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     Section 12.03 Payment of Expenses, Indemnities, etc. The Borrower agrees:
                   -------------------------------------

     (a) whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Administrative Agent in the administration (both before and after the execution hereof and including advice of counsel for the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Administrative Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Administrative Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent and any of the Lenders); and promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent or the Lenders in accordance with this Agreement to satisfy any obligation of the Borrower under this Agreement or any Loan Document, including without limitation, all costs and expenses of foreclosure;

     (b) TO INDEMNIFY THE AGENTS, THE ARRANGERS AND EACH LENDER AND EACH OF THEIR AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED
                                                              -----------
PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY
-------
OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS

DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OR ANY OF ITS SUBSIDIARIES OF THE PROCEEDS OF ANY OF THE LOANS OR LETTERS OF CREDIT, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND THE SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (IV) THE FAILURE OF THE BORROWER OR ANY RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS, (VI) THE ISSUANCE, EXECUTION AND DELIVERY OR TRANSFER OF OR PAYMENT OR FAILURE TO PAY UNDER ANY LETTER OF CREDIT, (VII) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE MANUALLY EXECUTED DRAFT(S) AND CERTIFICATION(S), (VIII) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS OR (IX) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE ADMINISTRATIVE AGENT OR A LENDER'S SHAREHOLDERS AGAINST THE ADMINISTRATIVE AGENT OR LENDER OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY; AND

     (c) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTY FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY,
(IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH

OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 12.03(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS
MORTGAGEE-IN-POSSESSION OR OTHERWISE).

     (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld or delayed. For purposes of this Section 12.03(d), the parties acknowledge that an indemnitor may not reasonably withhold or delay consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential liability that may be assessed against the Indemnified Party and for which indemnification pursuant to this Section 12.03 would be required, the amount of such liability to be determined by a nationally recognized defense counsel selected by the Indemnified Party to be substantially likely to be due assuming litigation on the merits of the claim against the Indemnified Party.

     (e) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand, provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

     (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

     (g) The Borrower's obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

     (h) The Borrower shall pay any amounts due under this Section 12.03 within thirty (30) days of the receipt by the Borrower of notice of the amount due.

     Section 12.04 Amendments, Etc. Any provision of this Agreement or any
                   ---------------
Security Instrument may be amended, modified or waived with the Borrower's (as evidenced by a board of director resolution or consent) and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the Termination Date, increases the Borrowing Base, modifies Section 2.03(a), Section 2.08 or the definition of "Majority Lenders", "Material Domestic Subsidiary" or "Required Lenders" shall be effective without the consent of all of the Lenders; (ii) no amendment, modification or waiver which forgives the principal amount of any Indebtedness under this Agreement or any other Loan Document, releases any Guarantor (except as set forth in the Guaranty Agreement) or releases all or substantially all of the collateral (other than as provided in Section 11.09), reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, reduces the percentage set forth in Section 8.09 to less than 80% or modifies this Section
12.04 or Section 12.06(a) shall be effective without consent of all Lenders;
(iii) no amendment, modification or waiver which increases the Maximum Credit Amount of any Lender shall be effective without the consent of such Lender; (iv) no amendment, modification or waiver which modifies the rights, duties or obligations of any Agent or the Issuing Bank shall be effective without the consent of such Agent or the Issuing Bank, as applicable; and (v) any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

     Section 12.05 Successors and Assigns. This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 12.06 Assignments and Participations.
                   ------------------------------

     (a) Neither the Borrower nor any Guarantor may assign its rights or obligations hereunder or under the Notes or any Letters of Credit without the prior written consent of all of the Lenders and the Administrative Agent.

     (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit F (an "Assignment");
                                                                 ----------
provided, however, that (A) after giving effect to any such assignment, both the assignee and the assignor shall have Maximum Credit Amounts of at least $5,000,000 (unless the Borrower shall have consented to a smaller amount) and
(B) the assignee or assignor shall pay to the Administrative Agent a processing and recordation fee of $3,500 for each assignment. Any such assignment will become effective upon the execution and delivery to the Administrative Agent of the Assignment and the consent of the Administrative Agent. Promptly after receipt of an executed Assignment under this Section 12.06(b), the Administrative Agent shall send to the Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment, the Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this

Agreement and the other Loan Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this Section 12.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.

     (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 12.06(c) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (x) forgive any principal owing on any Indebtedness or extend the final maturity of the Loans, (y) reduce the interest rate or fees applicable to any of the Commitments or the Loans or Letters of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of the Indebtedness (except as provided in the Loan Documents) or release all or substantially all of the collateral (except as provided in the Loan Documents) supporting any of the Aggregate Commitments or Loans or Letters of Credit in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

     (d) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree in writing to be bound by the provisions of Section 12.15.

     (e) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge all or any of its Notes to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

     Section 12.07 Invalidity. In the event that any one or more of the
                   ----------
provisions contained in any of the Loan Documents or the Letters of Credit, the Letter of Credit Agreements shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any Loan Document.

     Section 12.08 Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 12.09 References. The words "herein," "hereof," "hereunder" and
                   ----------
other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

     Section 12.10 Survival. The obligations of the parties under Section 4.06,
                   --------
Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Aggregate Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

     Section 12.11 Captions. Captions and section headings appearing herein are
                   --------
included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section 12.12 NO ORAL AGREEMENTS. THE LOAN DOCUMENTS (OTHER THAN THE
                   ------------------
LETTERS OF CREDIT) EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 12.13 GOVERNING LAW; SUBMISSION TO JURISDICTION.
                   -----------------------------------------

     (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

     (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED ON ITS SIGNATURE PAGE OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

     (d) EACH PARTY HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT

SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.13.

     Section 12.14 Interest. It is the intention of the parties hereto that each
                   --------
Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower's obligations hereunder.

     Section 12.15 Confidentiality. In the event that the Borrower provides to
                   ---------------
the Administrative Agent or the Lenders confidential information belonging to the Borrower, if the Borrower shall denominate such information as "confidential", the Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Administrative Agent or the Lenders breaching their obligation of confidence to the Borrower, (iii) are previously known by the Administrative Agent or the Lenders from some source other than the Borrower, (iv) are hereafter developed by the Administrative Agent or the Lenders without using the Borrower's information, (v) are hereafter obtained by or available to the Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower with respect to such information or through any other means other than through disclosure by the Borrower, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Administrative Agent or the Lenders or by the Administrative Agent or any Lender in any suit, action or proceeding for the purpose of defending itself, reducing its liability or protecting or exercising any claim, right, remedy or interest under or in connection with the Loan Documents or the Hedging Agreements with any Lender (or an Affiliate of such Lender), or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Administrative Agent or a Lender may disclose any such information to any other Person engaged by it or other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Administrative Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Administrative Agent or the Lenders hereunder.

     Section 12.16 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO
                   ----------------------
SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE

LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     Section 12.17 Existing Credit Facilities. On the date of the Initial
                   --------------------------
Funding, the loans and other Debt of the Borrower under the Existing Credit Facilities shall be paid in full with the proceeds of the Initial Funding and the commitments of the lenders thereunder shall be superseded by this Agreement and terminated.

     Section 12.18 Specified Senior Indebtedness. The Parties acknowledge and
                   -----------------------------
agree that the Indebtedness hereunder is specifically designated "Specified Senior Indebtedness" as required by the Senior Subordinated Indenture pursuant to which the Senior Subordinated Notes have been issued.

                          [SIGNATURES BEGIN NEXT PAGE]

     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                    MISSION RESOURCES CORPORATION


                             By:
                                ------------------------------------------------
                                   Ann Kaesermann
                                   Vice-President - Chief Accounting Officer

                             Address for Notices:

                             1331 Lamar, Suite 1455
                             Houston, Texas  77010
                             Telecopier No.: (713) 759-0459
                             Telephone No.: (713) 495-3036
                             Attention: Ann Kaesermann

                             with a copy to:

                             1331 Lamar, Suite 1455
                             Houston, Texas  77010
                             Telecopier No.: (713) 652-2916
                             Telephone No.: (713) 495-3031
                             Attention:  Roland Sledge, General Counsel

                       [Signature Page-Credit Agreement]

ADMINISTRATIVE AGENT:        THE CHASE MANHATTAN BANK,
                             as Administrative Agent


                             By:
                                  ----------------------------------------
                                      Robert C. Mertensotto
                                      Managing Director

                             Address for Notices:

                             600 Travis, 20th Floor
                             Houston, Texas 77002
                             Telecopier No.: (713) 216-4117
                             Telephone No.: (713) 216-4327
                             Attention:  June Brand

                             with copy to:

                             Loan and Agency Services
                             The Chase Manhattan Bank
                             One Chase Manhattan Plaza, 8th Floor
                             New York, New York 10081
                             Telecopier No.:  (212) 552-2261
                             Telephone No.:  (212) 552-7943
                             Attention:  Muniram Appanna

                       [Signature Page-Credit Agreement]

SYNDICATION AGENT:           BNP PARIBAS, as Syndication Agent


                             By:
                                  ----------------------------------------------
                              Name:
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------


                             By:
                                  ----------------------------------------------
                              Name:
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------

                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             1200 Smith Street, Suite 3100
                             Houston, Texas 77002

                             Address for Notices:

                             1200 Smith Street, Suite 3100
                             Houston, Texas 77002
                             Telecopier No.: (713) 659-5303
                             Telephone No.:  (713) 982-1126
                             Attention: Leah Evans Hughes

                             With copy to:

                             1200 Smith Street, Suite 3100
                             Houston, Texas 77002
                             Telecopier No.: (713) 659-5303
                             Telephone No.:  (713) 982-1127/982-1120
                             Attention:  Doug Straiton/Candace Grayson

                             and

                             1200 Smith Street, Suite 3100
                             Houston, TX 77002
                             Telecopier No.: (713) 659-6915
                             Telephone No.:  (713) 982-1156/659-4811
                             Attention:  Brian Malone/ Betsy Jocher

                       [Signature Page-Credit Agreement]

DOCUMENTATION AGENT:         FIRST UNION NATIONAL BANK,
                             as Documentation Agent


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                      ------------------------------------------

                             Address for Notices

                             1001 Fannin Street, Suite 2255
                             Houston, TX 77002
                             Telecopier No.: (713) 650-6354
                             Telephone No.: (713) 346-2718
                             Attention: Philip Trinder

                             With copy to:

                             201 South College Street, CP-24
                             Charlotte, NC  28288
                             Telecopier No.: (704) 383-7201
                             Telephone No.: (704) 374-4897
                             Attention: Denise Nobles

                       [Signature Page-Credit Agreement]

DOCUMENTATION AGENT:         FLEET NATIONAL BANK,
                             as Documentation Agent


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Address for Notices:

                             Energy & Utilities
                             100 Federal Street
                             MA DE 10008A
                             Boston, MA 02110
                             Telecopier No.:  (617) 434-3652/434-0201
                             Telephone No.:  (617) 434-7233/434-3936
                             Attention:  Ken Pulido/Cassandra Roberson

                       [Signature Page-Credit Agreement]

LENDERS:                     THE CHASE MANHATTAN BANK


                             By:
                                  ----------------------------------------------
                                    Robert C. Mertensotto
                                    Managing Director

                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             600 Travis, 20th Floor
                             Houston, TX 77002

                             Address for Notices:

                             600 Travis, 20th Floor
                             Houston, TX 77002
                             Telecopier No.: (713) 216-4117
                             Telephone No.: (713) 216-4327
                             Attention:  June Brand

                             with copy to:

                             Loan and Agency Services
                             The Chase Manhattan Bank
                             One Chase Manhattan Plaza, 8th Floor
                             New York, NY  10081
                             Telecopier No.:  (212) 552-2261
                             Telephone No.:  (212) 552-7943
                             Attention:  Muniram Appanna

                       [Signature Page-Credit Agreement]

LENDERS:                     BNP PARIBAS


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             1200 Smith Street, Suite 3100
                             Houston, TX 77002

                             Address for Notices:

                             1200 Smith Street, Suite 3100
                             Houston, TX  77002
                             Telecopier No.: (713) 659-5303
                             Telephone No.:  (713) 982-1126
                             Attention: Leah Evans Hughes

                             With copy to:

                             1200 Smith Street, Suite 3100
                             Houston, TX  77002
                             Telecopier No.: (713) 659-5303
                             Telephone No.:  (713) 982-1127/982-1120
                             Attention:  Doug Straiton/Candace Grayson

                             and

                             1200 Smith Street, Suite 3100
                             Houston, TX 77002
                             Telecopier No.: (713) 659-6915
                             Telephone No.:  (713) 982-1156/659-4811
                             Attention:  Brian Malone/Betsy Jocher

                       [Signature Page-Credit Agreement]

LENDERS:                     FIRST UNION NATIONAL BANK


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Lending Office for Eurodollar and Base Rate Loans:

                             301 South College Street
                             Charlotte, NC  28288

                             Address for Notices

                             1001 Fannin Street, Suite 2255
                             Houston, TX 77002
                             Telecopier No.: (713) 650-6354
                             Telephone No.:  (713) 346-2718
                             Attention: Philip Trinder

                             With copy to:

                             201 South College Street, CP-24
                             Charlotte, NC  28288
                             Telecopier No.: (704) 383-7201
                             Telephone No.: (704) 374-4897
                             Attention: Denise Nobles

                       [Signature Page-Credit Agreement]

LENDERS:                     FLEET NATIONAL BANK


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------


                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             100 Federal Street
                             MA DE 10008A
                             Boston, MA 02110

                             Address for Notices

                             Energy & Utilities
                             100 Federal Street
                             MA DE 10008A
                             Boston, MA 02110
                             Telecopier No.: (617) 434-3652/434-0201
                             Telephone No.:  (617) 434-7233/434-3936
                             Attention:  Ken Pulido/Cassandra Roberson

                       [Signature Page-Credit Agreement]

LENDERS:                     U.S. BANK NATIONAL ASSOCIATION


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             918 17th Street, CNBB0300
                             Denver, CO  80202

                             Address for Notices

                             918 17th Street, CNBB0300
                             Denver, CO  80202
                             Telecopier No.: (303) 585-4362
                             Telephone No.:  (303) 585-4210
                             Attention: Kathryn A. Gaiter

                             With copy to:

                             918 17th Street, CNBB0300
                             Denver, CO  80202
                             Telecopier No.: (303) 585-4362
                             Telephone No.: (303) 585-6923
                             Attention: Jennine Loux

                       [Signature Page-Credit Agreement]

LENDERS:                     UNION BANK OF CALIFORNIA, N.A.


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             1980 Saturn St.  V03-251
                             Monterey Park, CA  91755

                             Address for Notices

                             1980 Saturn St.  V03-251
                             Monterey Park, CA  91755
                             Telecopier No.:  (323) 720-2252
                             Telephone No.:  (323) 720-2670/720-2682
                             Attention:  Shirley Davis/Wanda Pace-Rodgers

                             With copy to:
                             500 North Akard, Suite 4200
                             Dallas, TX  75201
                             Telecopier No.:  (214) 922-4209
                             Telephone No.:  (214) 922-4200
                             Attention:  All Ahmed

                        [Signature Page-Credit Agreement]

LENDERS:                     WELLS FARGO BANK TEXAS, N.A.


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             1740 Broadway
                             Denver, CO  80274

                             Address for Notices

                             1000 Louisiana Street, 3rd Floor
                             Houston, TX  77002
                             Telecopier No.: (713) 739-1087
                             Telephone No.: (713) 319-1368
                             Attention:  Jeff Dalton

                             With copy to:

                             1740 Broadway
                             Denver, CO  80274
                             Telecopier No.: (303) 863-2729
                             Telephone No.: (303) 863-6102
                             Attention:  Tanya Ivie

                        [Signature Page-Credit Agreement]

LENDERS:                     CIBC INC.


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Lending Office for Eurodollar and Base Rate Loans:

                             2727 Paces Ferry Road, Suite 1200
                             2 Paces West, Building 2
                             Atlanta, GA  30339

                             Address for Notices

                             1600 Smith Street, Suite 3100
                             Houston, TX 77002
                             Telecopier No.: (713) 650-7675
                             Telephone No.:  (713) 650-2591/650-2588
                             Attention: Eric Ditges/Mark Wolf

                             With copy to:

                             2727 Paces Ferry Road, Suite 1200
                             2 Paces West, Building 2
                             Atlanta, GA  30339
                             Telecopier No.: (770) 319-4950
                             Telephone No.: (770) 319-4819
                             Attention: Tonya Hunter

                        [Signature Page-Credit Agreement]

LENDERS:                     HIBERNIA NATIONAL BANK


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------

                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             313 Carondelet Street
                             New Orleans, LA  70130

                             Address for Notices

                             313 Carondelet Street
                             New Orleans, LA  70130
                             Telecopier No.: (504) 533-5434
                             Telephone No.: (504) 533-2863
                             Attention: Nancy G. Moragas

                             With copy to:

                             313 Carondelet Street
                             New Orleans, LA  70130
                             Telecopier No.: (504) 533-5434
                             Telephone No.: (504) 533-5395
                             Attention:  Debbie Lee

                       [Signature Page-Credit Agreement]

LENDERS:                     SOUTHWEST BANK OF TEXAS, N.A.


                             By:
                                  ----------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                       -----------------------------------------


                             Lending Office for Eurodollar and Base Rate
                             Loans:

                             4400 Post Oak Parkway, Suite 400
                             Houston, Texas  77027

                             Address for Notices

                             4400 Post Oak Parkway, Suite 400
                             Houston, Texas  77027
                             Telecopier No.:  (713) 232-5925
                             Telephone No.:  (713) 235-8870/232-1247
                             Attention:  A. Stephen Kennedy/Ken Batson

                             With copy to:

                             5 Post Oak Park
                             4400 Post Oak Parkway
                             Telecopier No.: (713) 232-5954
                             Telephone No.: (713) 232-1792
                             Attention:  Ann Greer

                       [Signature Page-Credit Agreement]

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

--------------------------------------------------------------------------------
      Name of Lender             Percentage Share   Maximum Credit Amount
--------------------------------------------------------------------------------
The Chase Manhattan Bank              12.50%             $ 25,000,000
--------------------------------------------------------------------------------
BNP Paribas                           12.50%             $ 25,000,000
--------------------------------------------------------------------------------
First Union National Bank             11.25%             $ 22,500,000
--------------------------------------------------------------------------------
Fleet National Bank                   11.25%             $ 22,500,000
--------------------------------------------------------------------------------
U.S. Bank National Association        10.00%             $ 20,000,000
--------------------------------------------------------------------------------
Union Bank of California, NA          10.00%             $ 20,000,000
--------------------------------------------------------------------------------
Wells Fargo Bank Texas, N.A           10.00%             $ 20,000,000
--------------------------------------------------------------------------------
CIBC Inc.                              7.50%             $ 15,000,000
--------------------------------------------------------------------------------
Hibernia National Bank                 7.50%             $ 15,000,000
--------------------------------------------------------------------------------
Southwest Bank of Texas, N.A           7.50%             $ 15,000,000
--------------------------------------------------------------------------------
TOTAL                                100.00%             $200,000,000
--------------------------------------------------------------------------------

                                    Annex I-1

                                    ANNEX II
                              PRIOR BARGO MORTGAGES

                                   [To come.]

                                   Annex II-1

                                    ANNEX III
                           PRIOR BELLWETHER MORTGAGES

                                   [To come.]

                                   Annex III-1

                                   EXHIBIT A-1
                    FORM OF ADDITIONAL LENDER CERTIFICATES

                                         , 200
                                ---------     ---

To:  THE CHASE MANHATTAN BANK,
     as Administrative Agent

     The Borrower, the Administrative Agent and the other Agents and certain Lenders have heretofore entered into a Credit Agreement, dated as of May 16, 2001, as amended from time to time (the "Credit Agreement"). Capitalized terms
                                         ----------------
not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

     This Additional Lender Certificate is being delivered pursuant to Section 2.01(d) of the Credit Agreement.

[Language for Existing Lender]
 ----------------------------

     [Please be advised that the undersigned has agreed to increase its Maximum
Credit Amount under the Credit Agreement effective          , 200    from
                                                  ----------     ---
$         to $         and (b) that it shall continue to be a party in
 --------     --------
all respect to the Credit Agreement and the other Loan Documents.]

[Language for New Lender]
 -----------------------

     [Please be advised that the undersigned has agreed (a) to become a Lender
under the Credit Agreement effective           , 200    with a Maximum Credit
                                     ----------     ---
Amount of $             and (b) that it shall be deemed to be a party in all
           ------------
respect to the Credit Agreement and the other Loan Documents.]

                                                 Very truly yours,

                                                 -------------------------------


                                                 By:
                                                    ----------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                  Exhibit A-1-1

Accepted and Agreed:

THE CHASE MANHATTAN BANK,
as Administrative Agent


By:
   ----------------------------------------------
 Name:
      --------------------------------------------
 Title:
       -------------------------------------------

Accepted and Agreed:

MISSION RESOURCES CORPORATION


By:
     --------------------------------------------
 Name:
      --------------------------------------------
 Title:
       -------------------------------------------

                                  Exhibit A-1-2

                                   EXHIBIT A-2
                                 [FORM OF] NOTE

$                                                                       , 200
 -----------------------------                              ------------     ---

     FOR VALUE RECEIVED, MISSION RESOURCES CORPORATION, a Delaware corporation (the "Borrower") hereby promises to pay to the order of
      --------                                          -----------------------
(the "Lender"), at the Principal Office of THE CHASE MANHATTAN BANK (the
      ------
"Administrative Agent"), at                                  , the principal sum
 --------------------       --------------------------------
of             Dollars ($          ) (or such lesser amount as shall equal the
  ------------           ----------
aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the Notes referred to in the Credit Agreement dated as of May 16, 2001 among the Borrower, the Administrative Agent, and the other agents and lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). Capitalized
                                                 ----------------
terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                             MISSION RESOURCES CORPORATION


                             By:
                                -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                  Exhibit A-2-1

                                    EXHIBIT B
            [FORM OF] BORROWING, CONTINUATION AND CONVERSION REQUEST

                                            , 200
                              --------------     -

     MISSION RESOURCES CORPORATION, a Delaware corporation (the "Borrower"), pursuant to the Credit Agreement dated as of May 16, 2001 (together with all amendments or supplements thereto, the "Credit Agreement") among the Borrower,
                                        ----------------
The Chase Manhattan Bank, as Administrative Agent and the other agents and lenders (the "Lenders") which are or become parties thereto, and such Lenders
              -------
makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

     1.   Borrowings:

     (a)  Aggregate amount of new Loans to be $                      ;
                                               ----------------------

     (b)  Requested funding date is                 , 200  ;
                                   -----------------     --

     (c)  $                     of such borrowings are to be Eurodollar Loans;
           --------------------

          $                     of such borrowings are to be Base Rate
           ---------------------
          Loans; and

     (d)  Length of Interest Period for Eurodollar Loans is:

          ------------------------

     (e)  Amount of Borrowing Base then in effect: $
                                                    ---------------------

     (f)  Amount of outstanding
          Loans and LC exposure                    $
                                                    ---------------------

     (g)  Available Amount [(e) minus (f)]         $
                                                    ---------------------
                                     [amount requested in (a) cannot exceed (g)]

     2.   Continuation for Eurodollar Loans maturing on
                                                       ---------------:

     (a)  Aggregate amount to be continued as Eurodollar Loans is
          $                 ;
           ----------------

     (b)  Aggregate amount to be converted to Base Rate Loans is
          $                 ;
           ----------------

     (c)  Length of Interest Period for continued Eurodollar Loans is
                         .
          ---------------

     3.   Conversion of Outstanding Base Rate Loans to Eurodollar Loans:

          Convert $                of the outstanding Base Rate Loans to
                   ---------------

     Eurodollar Loans on                with an Interest Period of
                        ---------------                            ------------.

                                   Exhibit B-1

     4.   Conversion of outstanding Eurodollar Loans to Base Rate Loans:

          Convert $                of the outstanding Eurodollar Loans with
                   ---------------
          Interest Period maturing on                      , 200  , to Base Rate
                                     ---------------------      --
          Loans.

     The undersigned certifies that he is the                       of the
                                              ---------------------
Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                          MISSION RESOURCES CORPORATION


                                 By:
                                    --------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                                   Exhibit B-2

                                    EXHIBIT C
                        [FORM OF] COMPLIANCE CERTIFICATE

     The undersigned hereby certifies that he is the
                                                     ------------------- of
MISSION RESOURCES CORPORATION, a Delaware corporation (the "Borrower"), and that
                                                            --------
as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of May 16, 2001 (together with all amendments, supplements or restatements thereto being the "Agreement") among
                                                               ---------
the Borrower, The Chase Manhattan Bank, as Administrative Agent, and the other agents and lenders (the "Lenders") which are or become a party thereto, and such
                         -------
Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

     (a) The representations and warranties of the Borrower contained in Article VII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct in all material respects when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

     (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

     (c) Since December 31, 2000, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Restricted Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

     (d) There exists no Event of Default.

     (e) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 9.01 and Section 8.09(b) as of the end of the [fiscal quarter][fiscal year] ending .

     EXECUTED AND DELIVERED this         day of               .
                                --------        --------------
                                       MISSION RESOURCES CORPORATION


                                       By:
                                          --------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   Exhibit C-1

                                   EXHIBIT D-1
                     FORM OF LEGAL OPINION OF ROLAND SLEDGE

                                  Exhibit D-1-1

                                   EXHIBIT D-2
                 FORM OF LEGAL OPINION OF HAYNES AND BOONE, LLP

                                  Exibit D-2-1

                                   EXHIBIT D-3
                     FORM OF LEGAL OPINION OF LOCAL COUNSEL

                                 Exhibit D-3-1

                                   EXHIBIT E-1
                              SECURITY INSTRUMENTS

1) Amended, Restated and Consolidated Guaranty and Collateral Agreement dated as of May 16, 2001 by the Borrower and Bellwether International Incorporated, a Delaware corporation, Petrobell, Inc., a Delaware corporation, Pan American Energy Finance Corp., a Delaware corporation, and Bargo Petroleum Corporation, a Texas corporation, as the Guarantors, in favor of the Administrative Agent and the Lenders.

     2)   Financing Statements in respect of item 1, by the Borrower.

     3)   Stock Powers delivered in respect of item 1.

     a)   Bellwether International Incorporated, a Delaware corporation

     b)   Petrobell, Inc., a Delaware corporation

     c)   Pan American Energy Finance Corp., a Delaware corporation

     d)   Bargo Petroleum Corporation, a Texas corporation

4) Amended, Restated and Consolidated Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of May 16, 2001 by the Borrower, as mortgagor, in favor
     of              , as Trustee, for the benefit the Administrative Agreement,
       --------------
     the Lendersand others.

5)   Financing Statement in respect of item 4.

6) Amended, Restated and Consolidated Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of May 16, 2001 by Bargo Petroleum Corporation, as mortgagor, in favor of Michael V. Addy, as Trustee, for the benefit the Administrative Agreement, the Lenders and others.

7)   Financing Statement in respect of item 6.

                                  EXHIBIT E-1-1

                                   Exhibit E-2
                           FORM OF GUARANTY AGREEMENT

                                  EXHIBIT E-2-1

                                    EXHIBIT F
                         [FORM OF] ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT ("Agreement") dated as of
                                 ---------               ---------------,
200    is between:                               (the "Assignor") and
   ---            ------------------------------       --------       ----------
                   (the "Assignee").
------------------       --------

                                    RECITALS

     A. The Assignor is a party to the Credit Agreement dated as of May 16, 2001 (as amended and supplemented and in effect from time to time, the "Credit
                                                                   ------
Agreement") among MISSION RESOURCES CORPORATION, a Delaware corporation (the
--------
"Borrower"), each of the lenders that is or becomes a party thereto as provided
 -------
in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their
                           ------
successors and assigns, the "Lenders"), The Chase Manhattan Bank, as
                             -------
administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and the other agents
                                  -------------------
party thereto.

     B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all][a portion] of the Assignor's Maximum Credit Amount, outstanding Loans and its Percentage Share of the outstanding LC Exposure, all on the terms and conditions of this Agreement.

     C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

     Section 1.01 Definitions. All capitalized terms used but not defined
                  -----------
herein have the respective meanings given to such terms in the Credit Agreement.

     Section 1.02 Other Definitions. As used herein, the following terms
                  -----------------
have the following respective meanings:

     "Assigned Interest" shall mean all of Assignor's (in its capacity as a
      -----------------
"Lender") (i) rights and obligations under the Credit Agreement and the other
 ------
Loan Documents in respect of the Maximum Credit Amount of the Assignor in the
principal amount equal to $                   , including, without limitation,
                           ------------------
any obligation to participate pro rata in any LC Exposure, and (ii) right to receive payments for the Loans outstanding under the Maximum Credit Amount assigned hereby of the following amounts:

          Loans                                       $
                                                       ----------------------

     (the "Loan Balance"), plus the interest and fees which will accrue from
            ------------
and after the Assignment Date.

                                   EHIBIT F-1

     "Assignment Date" shall mean                       200
                                  --------------------,     ---.

                                   ARTICLE II
                               Sale and Assignment

     Section 2.01 Sale and Assignment. On the terms and conditions set forth
                  ------------------
herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

     Section 2.02 Assumption of Obligations. The Assignee agrees with the
                  -------------------------
Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Loan Documents in respect of the Assigned Interest.

     Section 2.03 Consent by Administrative Agent. By executing this
                  -------------------------------
Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Administrative Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.

                                   ARTICLE III
                                    Payments

     Section 3.01 Payments. As consideration for the sale, assignment and
                  --------
transfer contemplated by Section 2.01 of this Agreement, the Assignee shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02 (iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

     Section 3.02 Allocation of Payments. The Assignor and the Assignee
                  ----------------------
agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Administrative Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the

                                   EXHIBIT F-2
preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

     Section 3.03 Delivery of Notes. Promptly following the receipt by the
                  -----------------
Assignor of the consideration required to be paid under Section 3.01 of this Agreement, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Administrative Agent (or its counsel) the Notes held by the Assignor and (ii) notify the Administrative Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Lender, and the Assignee, dated the date of this Agreement in respective principal amounts equal to the respective Commitments of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

     Section 3.04 Further Assurances. The Assignor and the Assignee
                  ------------------
hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IV
                              Conditions Precedent

     Section 4.01 Conditions Precedent. The effectiveness of the sale,
                  -------------------
assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

     (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

     (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 of this Agreement; and

     (c) the acknowledgment and consent by the Administrative Agent contemplated by Section 2.03 of this Agreement.

                                    ARTICLE V
                         Representations and Warranties

     Section 5.01 Representations and Warranties of the Assignor. The
                  ----------------------------------------------
Assignor represents and warrants to the Assignee as follows:

     (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

     (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

                                   EXHIBIT F-3

     (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

     (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

     (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever;

     (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor; and

     (g) it satisfies the requirements in clauses (B) and (C) of the definition of "Eligible Assignee".
    -----------------

     Section 5.02 Disclaimer. Except as expressly provided in Section 5.01
                  ----------
of this Agreement, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or its Subsidiaries or any other obligor or guarantor, or any other matter relating to the Credit Agreement or any other Loan Document or any extension of credit thereunder.

     Section 5.03 Representations and Warranties of the Assignee. The
                  ----------------------------------------------
Assignee represents and warrants to the Assignor as follows:

     (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

     (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

     (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

                                   EXHIBIT F-4

     (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

     (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Loan Documents and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

     (f) the Assignee hereby affirms that the representations contained in
Section 4.06(d)(i)(1) of the Credit Agreement are true and accurate as to Assignee. If Section 4.06(d)(i)(2) is applicable to the Assignee, Assignee shall promptly deliver to the Administrative Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06; and

     (g) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.

                                   ARTICLE VI
                                  Miscellaneous

     Section 6.01 Notices. All notices and other communications provided for
                  -------
herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

     Section 6.02 Amendment, Modification or Waiver. No provision of this
                  ---------------------------------
Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Administrative Agent.

     Section 6.03 Successors and Assigns. This Agreement shall be binding
                  ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Administrative Agent and the Borrower, and the Assignee agrees that the Administrative Agent and the Borrower are entitled to rely upon such representations and warranties.

     Section 6.04 Assignments. Neither party hereto may assign any of its
                  -----------
rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

     Section 6.05 Captions. The captions and section headings appearing
                  --------
herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section 6.06 Counterparts. This Agreement may be executed in any number
                  ------------
of counterparts, each of which shall be identical and all of which, taken together, shall constitute

                                   EXHIBIT F-5
one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 6.07 Governing Law. This Agreement shall be governed by, and
                  -------------
construed in accordance with, the law of the State of Texas.

     Section 6.08 Expenses. To the extent not paid by the Borrower pursuant
                  --------
to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

     Section 6.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
                  --------------------
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

ASSIGNOR:
                             ---------------------------------------------------


                             By:
                                  ----------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                       -----------------------------------------

ASSIGNEE:
                             ---------------------------------------------------


                             By:
                                  ----------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                       -----------------------------------------

                             Address for Notices:

                             ----------------------------

                             ----------------------------

                             ----------------------------

                             Telecopier No.:
                                              ------------------
                             Telephone No.:
                                             -------------------
                             Attention:
                                         -----------------------

                                  EXHIBIT F-6

ACKNOWLEDGED AND CONSENTED TO:

The Chase Manhattan Bank, as
 Administrative Agent


By:
     ------------------------------------------------
  Name:
         --------------------------------------------
  Title:
          -------------------------------------------

ACKNOWLEDGED [AND CONSENTED TO]:/*/

Mission Resources Corporation, as Borrower


By:
     ------------------------------------------------
  Name:
         --------------------------------------------
  Title:
          -------------------------------------------

(*) NOTE: Borrower's consent will not be required for a transfer to any Person meeting the requirements contained in clause (A) of the definition of "Eligible Assignee."

                                   EXHIBIT F-7

                                  SCHEDULE 1.01
                             APPROVED COUNTERPARTIES

     Enron Corp. (and its successors) ("Enron") or any subsidiary of Enron
                                        -----
the payment and performance of whose obligations are unconditionally guaranteed by Enron (such subsidiary, together with Enron, the "Enron Entities"); provided
                                                     --------------
that (i) at the time any such Hedging Agreement is executed, Enron's senior unsecured long term debt rating is at least BBB+ by S&P and at least Baa1 by Moody's and (ii) the aggregate notional volume (in respect of oil and natural gas) then subject to Hedging Agreements with all Enron Entities does not exceed one-third of the aggregate notional volumes (in respect of oil and natural gas) then being hedged by the Borrower and its Restricted Subsidiaries under all of their Hedging Agreements in respect of oil and natural gas.

     With respect to the Coral Agreement, Coral Energy Holding L.P.

                                 SCHEDULE 1.01-1

                                  SCHEDULE 7.03
                                   LITIGATION

None.

                                 SCHEDULE 7.03-1

                                  SCHEDULE 7.14
            SUBSIDIARIES AND PARTNERSHIPS; UNRESTRICTED SUBSIDIARIES

Restricted Subsidiaries
-----------------------

Bargo Petroleum Corporation, a Texas corporation

Bellwether Cayman, Inc., a Cayman Islands corporation

Bellwether International Incorporated, a Delaware corporation

Black Hawk Oil Company, a Delaware corporation

Future CAL-TEX Corporation, a Texas corporation

Pan American Energy Finance Corp., a Delaware corporation

Petrobell, Inc., a Delaware corporation

Partnerships
------------

None

Unrestricted Subsidiaries
-------------------------

None

                                 SCHEDULE 7.14-1

                                  SCHEDULE 7.20
                               HEDGING AGREEMENTS

                      (To Be Provided on the Closing Date)

                                 SCHEDULE 7.20-1

                                  SCHEDULE 7.23
                                 GAS IMBALANCES

                      (To Be Provided on the Closing Date)

                                 SCHEDULE 7.23-1

                                  SCHEDULE 7.25
                               MARKETING CONTRACTS

     Long Term Crude Oil Sales Agreements

            PROPERTY                                     TERM
            --------                                     ----

PT Pedernales Field                15 years (effective January 1, 2000)

     Long Term Natural Gas Sales Agreements

              FIELD             STATE                   TERM
              -----             -----                   ----

Waddell Ranch                    TX            10 years (effective 4-1-95)

Giddings                         TX            10 years (effective 7-28-99)

Giddings                         TX            1 year successive (effective
                                               5-18-92)

Giddings                         TX            3 years (effective 4-17-00)

Giddings                         TX            10 years (effective 1-1-01)

N. Buck Draw                     WY            10 years (effective 8-5-99)

Mist                             OR            10 years (effective 4-1-95)

Lusk                             NM            1 year successive (effective
                                               12-14-94)

Turkey Track                     NM            5 years (effective 6-1-00)

                                 SCHEDULE 7.25-1

                                  SCHEDULE 9.03
                                      LIENS

None.

                                 SCHEDULE 9.03-1

                                  SCHEDULE 9.05
                                   INVESTMENTS

1. The Borrower has the following interests in two gas processing plants located in Scurry County, Texas: an 11.909% interest in the Snyder Gasoline Plant and a 32.2058% interest in the Diamond M. Plant.

2. The Borrower has a 19.7% interest in the Point Pedernales Gas Plant located in the Santa Maria Basin, offshore California.

3. The Borrower has a 40.7% interest in three precious mineral mining ventures. Its recorded investment as of December 31, 2000 is $729,000.

                                 SCHEDULE 9.05-1

                                  SCHEDULE 9.07
                            OTHER BUSINESS ACTIVITIES

1. The Borrower has the following interests in two gas processing plants located in Scurry County, Texas: an 11.909% interest in the Snyder Gasoline Plant and a 32.2058% interest in the Diamond M. Plant.

2. The Borrower has a 19.7% interest in the Point Pedernales Gas Plant located in the Santa Maria Basin, offshore California.

3. The Borrower has a 40.7% interest in three precious mineral mining ventures. Its recorded investment as of December 31, 2000 is $729,000.

                                 SCHEDULE 9.07-1

                                 First Amendment

                                       to

                                Credit Agreement

                                      Among

                         Mission Resources Corporation,
                                  as Borrower,

                            The Chase Manhattan Bank,
                            as Administrative Agent,

                                  BNP Paribas,
                              as Syndication Agent,

                            First Union National Bank
                                       and
                              Fleet National Bank,
                           as Co-Documentation Agents,

                                       and

                          The Lenders Signatory Hereto

                          Effective as of May 29, 2001

                       First Amendment to Credit Agreement

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") executed
                                                     ---------------
effective as of the 29th of May, 2001 (the "Effective Date") is among MISSION
                                            --------------
RESOURCES CORPORATION, a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors",
               --------                                             ----------
and together with the Borrower, the "Obligors"); each of the lenders that is a
                                     --------
signatory hereto (collectively, the "Lenders"); THE CHASE MANHATTAN BANK, as
                                     -------
administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent"), BNP PARIBAS, as syndication agent for
                 --------------------
the Lenders (in such capacity, together with its successors, the "Syndication
                                                                  -----------
Agent"); and FIRST UNION NATIONAL BANK and FLEET NATIONAL BANK, as
-----
co-documentation agents for the Lenders (in such capacity, together with its successors, the "Co-Documentation Agents").
                 -----------------------

                                    Recitals

     A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2001 (the "Credit Agreement"), pursuant to
                                                ----------------

which the Lenders have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Agents and the Lenders have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term which is defined in the
                -------------
Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

     Section 2. Amendments to Credit Agreement.
                ------------------------------

     2.1  Amendments to Section 1.01.
          --------------------------

     (a)  The definition of "Agreement" is hereby amended to read as follows:
                             ---------

          "Agreement" shall mean this Credit Agreement, as amended by the First
           ---------
     Amendment, and as further amended from time to time.

     (b)  The following definitions of "First Amendment" and "First Amendment
                                        ---------------       ---------------
Effective Date" are hereby added where alphabetically appropriate:
--------------

          "First Amendment" shall mean that certain First Amendment to Credit
           ---------------
     Agreement dated as of May 29, 2001 among the Borrower, the Guarantors, the Agents and the Lenders.

          "First Amendment Effective Date" shall mean the "Effective Date" as
           ------------------------------
     such term is defined in the First Amendment.

     (c)  The definition of "Senior Subordinated Notes" is hereby amended to
                             -------------------------
read as follows:

          "Senior Subordinated Notes" shall mean the Borrower's 10-7/8% senior
           -------------------------
     subordinated notes due April 2007, provided that the aggregate principal amount of all such notes shall not exceed $225,000,000.

     2.2  Section 2.08. Section 2.08(a) is hereby amended by deleting such
          ------------
section in its entirety and inserting in lieu thereof the following:

     (a)  Amount. For the period from and including the Closing Date to but not
          ------
     including the first Redetermination Date, the amount of the Borrowing Base shall be the applicable amount based upon the amount of Senior Subordinated Notes outstanding as set forth below:

------------------------------------------------------------------------------------------
                     Tier 1         Tier 2         Tier 3         Tier 4         Tier 5
------------------------------------------------------------------------------------------
to 7/31/01        $200,000,000   $185,000,000   $177,500,000   $170,000,000   $162,500,000
------------------------------------------------------------------------------------------
8/01/01 until     $185,000,000   $170,000,000   $162,000,000   $155,000,000   $147,500,000
Redetermination
------------------------------------------------------------------------------------------

          Notwithstanding the foregoing, the Borrowing Base will be subject to further adjustments pursuant to either Section 8.08(c) or Section 9.13. The Borrowing Base may not exceed the Aggregate Maximum Credit Amounts. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, the amount of the Aggregate Commitments shall be governed by the then effective Borrowing Base. For purposes of this Section 2.08(a), (i) "Tier 1" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is less than or equal to $100 million; (ii) "Tier 2" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $100 million and less than or equal to $150 million; (iii) "Tier 3" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $150 million and less than or equal to $175 million; (iv) "Tier 4" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $175 million and less than or equal to $200 million; and (v) "Tier 5" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $200 million. For purposes of this Section 2.08(a), the "aggregate principal amount" shall mean the stated face amount of the Senior Subordinated Notes without giving effect to any original issue discount.

     2.3  Section 9.02. Section 9.02(h) is hereby amended by deleting such
          ------------
section in its entirety and inserting in lieu thereof the following:

          (h) Debt (i) under the Senior Subordinated Notes and any guarantees thereof and (ii) which constitutes Permitted Refinancing Debt and any guarantees thereof; and

     Section 3. Conditions Precedent. The effectiveness of this First Amendment
                --------------------
is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

     3.1  Loan Documents. The Agent shall have received multiple counterparts as
          --------------
requested of the this First Amendment from each Lender.

     3.2  No Default. No Default or Event of Default shall have occurred and be
          ----------
continuing as of the Effective Date.

     Section 4. Representations and Warranties; Etc. Each Obligor hereby
                -----------------------------------
affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

     Section 5. Miscellaneous.
                -------------

     5.1  Confirmation. The provisions of the Credit Agreement (as amended by
          ------------
this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

     5.2  Ratification and Affirmation of Obligors. Each of the Obligors hereby
          ----------------------------------------
expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

     5.3  Counterparts. This First Amendment may be executed by one or more of
          ------------
the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.4  No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT
          -----------------
AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

     5.5  GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO,
          -------------
THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                          [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:                        MISSION RESOURCES CORPORATION


                                 By:
                                    --------------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


GUARANTORS:                      BARGO PETROLEUM CORPORATION


                                 By:
                                    --------------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


                                 BELLWETHER INTERNATIONAL, INC.


                                 By:
                                    --------------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


                                 PAN AMERICAN ENERGY FINANCE CORP.


                                 By:
                                    --------------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


                                 PETROBELL, INC.


                                 By:
                                    --------------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer

ADMINISTRATIVE AGENT:            THE CHASE MANHATTAN BANK,
                                 as Administrative Agent


                                 By:
                                    ----------------------------------
                                       Robert C. Mertensotto
                                       Managing Director


SYNDICATION AGENT:               BNP PARIBAS,
                                 as Syndication Agent


                                 By:
                                    ----------------------------------
                                 Name:


                                 By:
                                    ----------------------------------
                                 Name:


DOCUMENTATION AGENT:             FIRST UNION NATIONAL BANK,
                                 as Documentation Agent


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


DOCUMENTATION AGENT:             FLEET NATIONAL BANK,
                                 as Documentation Agent


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:

LENDERS:                         THE CHASE MANHATTAN BANK


                                 By:
                                    ----------------------------------
                                       Robert C. Mertensotto
                                       Managing Director


                                 BNP PARIBAS


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 FIRST UNION NATIONAL BANK


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 FLEET NATIONAL BANK


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:

                                 UNION BANK OF CALIFORNIA, N.A.


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 WELLS FARGO BANK TEXAS, N.A.


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 CIBC INC.


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 HIBERNIA NATIONAL BANK


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:


                                 SOUTHWEST BANK OF TEXAS, N.A.


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title: